UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2018

Item 1. Report to Stockholders.

Muzinich & Co.

Muzinich Credit Opportunities Fund

Muzinich U.S. High Yield
Corporate Bond Fund

Muzinich Low Duration Fund

Muzinich High Income
Floating Rate Fund

ANNUAL REPORT
December 31, 2018

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Muzinich Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website at www.muzinichusfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1-855-MUZINICH (1-855-689-4642).

Muzinich Funds

TABLE OF CONTENTS

A Message to our Shareholders	1
Sector Allocations	7
Historical Performance	11
Schedules of Investments	18
Statements of Assets and Liabilities	40
Statements of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	49
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	69
Expense Examples	70
Approval of Investment Advisory Agreement	72
Trustees and Executive Officers	75
Additional Information	78
Privacy Notice	80

(This Page Intentionally Left Blank.)

Muzinich Funds

Dear Investors:

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”) finished the year with modest asset growth from $390,484,439 to $394,465,646 reflecting nearly flat flows and a net investment return of +0.22% for the Supra Institutional units, +0.20% for the Institutional units, and -0.07% for the A units.  The Fund preserved capital better than the broad global corporate credit markets as reflected in the -1.78% return of the ICE BofA Merrill Lynch Global Corporate & High Yield Index (GI00), which is the Fund’s primary benchmark.  Since inception from January 3, 2013, the Fund’s Supra Institutional units have gained an annualized net return of +3.99%, net of fees and expenses, while the benchmark has returned a more modest +3.13% annualized.

Performance as of December 31, 2018	1 Year	5 Year	Since Inception
Credit Opportunities Fund – Supra Institutional	0.22%	3.16%	3.99%
ICE BofA Merrill Lynch Global Corporate & High Yield Index (GI00)	-1.78%	3.44%	3.13%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data currency to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 0.83%
Net Expense Ratio: 0.60%2

1	Expense ratios are from the Fund’s most recent prospectus dated April 30, 2018 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.
2	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2019.

The Muzinich U.S. High Yield Corporate Bond Fund (“U.S. High Yield Fund”) began the year with assets of $22,030,380, and grew modestly to $30,165,948, on inflows and investment performance.  The Fund’s Supra Institutional units declined -2.59% net over this year vs. the -2.04% return of the benchmark, the ICE BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (JUC4). Institutional units declined -2.67%.  Fund gross performance over the year was roughly in line with that of the benchmark.

The Muzinich Low Duration Fund (“Low Duration Fund”) shrank from its year end-starting balance of $705,842,069 to $571,877,861 due to outflows from client reallocations.  This was partially offset by annual net gains for the Supra Institutional units of +0.79%, vs. the stronger +1.63% return of the index, ICE BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index (B1A0) which serves as this Fund’s primary benchmark.  Since inception on June 30, 2016, the class has produced an annualized net return of 2.49% vs. the benchmark’s annualized net return of +0.85%.

Performance as of December 31, 2018	1 Year	Since Inception
Low Duration Fund - Supra Institutional	0.79%	2.49%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index (B1A0)	1.63%	0.85%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data currency to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 0.71%
Net Expense Ratio: 0.50%2

1	Expense ratios are from the Fund’s most recent prospectus dated April 30, 2018 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.
2	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2019.

Muzinich Funds

The Muzinich High Income Floating Rate Fund (“Floating Rate Fund”) was launched on June 29, 2018 and grew to $11,146,823 over the period.  The Fund returned -1.45% over the period net of fees and underperformed the -1.21% decline for its benchmark, the Credit Suisse Leveraged Loan Index (CSLLI). We note that the Fund outperformed the market gross of fees and that virtually all underperformance came from the Fund’s first month when it was too small to put assets to work in the strategy while the loan market was gaining.

Market

What a difference a quarter makes—and that difference is not always positive.  Through the first three quarters of the year, pointing to lofty U.S. large capitalization stock market returns alone, investors might have drawn the conclusion that 2019 was a “risk-on” year for the markets.  However, even through September, returns demonstrated a subtler—and growing—sense of pervasive interest rate risk underlying the economy.  Broadening our lens beyond large cap U.S. stocks made it clear that investors preferred investments in the U.S. where credit fundamentals appeared stronger than in other markets.  Within the U.S., however, they were cautious around rising Treasury rates that impact not only U.S. government bonds, but also Treasury-sensitive investment grade corporates.  Broadly, through the third quarter, 2018 proved more challenging for global investment grade fixed income than the year before, and, within the U.S. itself, U.S. high yield gained modestly, but Treasuries and more interest-rate-sensitive investment grade paper declined as the stock market surged.

This turned, however, in the fourth quarter as risk assets declined significantly, initially on Federal Reserve (“Fed”) tightening, but—by the end of the period—on weaker U.S. economic data which led to softer Fed rate language and caused markets to sharply reduce their rate increase expectations for 2019.  The constant, underlying source of market unease permeating the quarter, however, was political, with investors questioning the outcome of the U.S. mid-term elections and their impact on trade wars with China and on Congressional budgets.  Even global political disarray, including failure of the UK government to hold a Brexit vote, ongoing budget wrangling between Italy and the European Central Bank, the election of populist leaders in Latin America, and rioting in Paris over increased fuel taxes, impacted domestic U.S. markets. In this environment, high yield declined, with more equity-like portions of the market—those rated CCC and below—declining most (and with actual equity markets declining by a multiple of the declines seen in high yield).  Higher-rated fixed income performed as one might have expected with Treasuries attracting assets (and rallying in price) in a flight to quality and outperforming all other segments of the bond market.

While the Federal Reserve had clearly telegraphed that it would raise rates at the December meeting, an equity market downdraft in early December and public remarks from President Trump pressing the Fed not to raise rates gave some investors the (false) impression the Fed might pause at December’s meeting.  While the Fed did raise in December, markets (as per Bloomberg data) are now forecasting a 0% probability that the Fed raises in March.

Investors appear to be focused now on weaker economic data with some questioning whether an economic slowdown will turn into a recession.  While it is difficult to forecast a recession, valuations had certainly become more attractive by year end as investors questioned global growth.  Whether valuations become even more attractive, stabilize, or tighten depends largely on whether the markets see some resolutions to political issues, Fed direction, and the strength of the economy.

Performance Factors

Credit Opportunities Fund

In 2018, the Credit Opportunities Fund delivered positive returns and outperformed the losses in the broad global credit markets as captured in its benchmark, even after deduction of fees and expenses over the period. The Fund outperformed in the first half, then underperformed in the third quarter when markets still rewarded risks the fund was already shedding, before widely outperforming and delivering positive returns in the fourth quarter.  Specifically, as early as the second quarter, we began repositioning risk in advance of potential headline news in the fall.  We reduced both European and emerging market high yield exposure and instead selected higher rated U.S. holdings that we felt already offered greater valuation cushion after selling off early in 2018.  We reduced not only rating risk, but also duration risk in our corporate bond holdings ahead of potential U.S. interest rate hikes through the middle of the year.  In a bid to reduce duration, we were avid owners of loans at mid-year, but began selling them off in exchange for Treasury Bills and Treasuries, some of which were longer duration, in the fourth quarter as, by then, we felt interest rate pressure had capped out.  It is hard to give up loan carry when loans are gaining, but we embarked on this transition from loans to Treasury instruments early, anticipating that we might not have liquidity in the sector if retail buyers started racing for the door (as occurred in December)—completely absent any fundamental change in the creditworthiness of loan underwriters.

Muzinich Funds

Hedging strategies worked well in reinforcing risk reduction as we bought protection on the Fund’s high yield exposure via CDX in anticipation of further periods of volatility and increasing credit spreads in the fourth quarter, reducing high yield’s negative impact on the Fund while letting us keep high yield positions we continued to like from a fundamental perspective.  In line with our expectations, the market delivered price volatility in the fourth quarter, rather than a credit or default crisis which might have warranted selling out of high yield.

On an absolute sector basis, the Fund benefitted from its leaning toward defensive sectors, including U.S. Treasuries which contributed most to portfolio returns.  This was followed by allocations to cable/satellite TV and healthcare.  In a mirror image of this, highly cyclical mining and energy credits were the greatest detractors in absolute terms, but the Fund’s relatively modest allocations in these sectors helped preserve capital better than the market.  By region, the Fund benefitted from predominantly high-quality U.S. positioning (including Treasuries) and high quality emerging market holdings.  We also further reduced European exposure as we remain concerned about geopolitical headwinds (Brexit and Italy) in that region.  We anticipate additional recovery of bonds issued by Russian aluminum producer, Rusal, after the lifting of OFAC sanctions in late December.  Entering January, we believe that we are well positioned with a higher than average cash position to take advantage of attractive opportunities as they present themselves.

U.S. High Yield Fund

In a challenging period in which the BB/B market declined, the U.S. High Yield Fund underperformed its benchmark net of fees but performed roughly in line with its benchmark on a gross basis.

As disappointing as any negative result is, the portfolio preserved capital better than the broad high yield market and better than many high yield peers which were more heavily invested in CCC rated paper (which sharply sold off in the fourth quarter).  While this Fund takes small amounts of CCC exposure, we had kept the Fund’s CCC exposure quite low compared to the market over the second half of the year on tight market valuations.  Similarly, we reduced our exposure to the loan ETF, which had performed well for the portfolio, in time for the loan market’s December sell-off.  We thought that falling bond prices might offer a more compelling opportunity for post-stress reinvestment given that corporate fundamentals continue to be supportive of most companies paying their debts in 2019—even if they will not grow suitably fast to entice the equity investor.

On a sector basis, there were few places to hide over the year, with heavy industries and cyclicals including energy, steel, building materials, metals and mining, and chemicals notably underperforming for the market as might be anticipated.  More defensive sectors, like healthcare and utilities, outperformed. Over the year, the portfolio lost some ground against the index from an industry allocation perspective, but more than made up for that with strong credit selection.  Within the portfolio itself, both of these trends were on display. For example, in the metals and mining sector which suffered from our overweighting of the benchmark, but which provided outperformance of the benchmark through strong credit selection.  Our results were the opposite in the automotive and banking sectors, where our credit selection suffered relative to the index.  From a duration perspective (where duration measures sensitivity to changes in the interest rate environment), the portfolio was rewarded by its relatively strong credit selection across the 1-5 year duration range, but this advantage dissipated as we under-allocated to this more price-stable duration cohort.

Low Duration Fund

In 2018, the Fund eked out positive performance despite so many possible headwinds, though underperformed its benchmark.  Simply, by year end, the market became simultaneously more confident that the Fed would not raise rates and more averse to credit risk, igniting a fourth quarter flight to quality which strongly advantaged the government-dominated benchmark over this almost entirely corporate portfolio.  We believe that this event represented a repricing of risk, largely in the absence of any looming credit issues near-term.  We began increasing the Fund’s exposure to U.S. investment grade credits in the early spring as they had already sold off somewhat and could provide a natural hedging function during a market sell-off as they trade with some higher correlation to U.S. Treasuries.  U.S. Treasuries sold off heavily during 2018 due to strong economic growth and steady interest rate hikes by the Federal Reserve while the Bund remained largely unchanged over the same period. Therefore, we believed that exposure to or correlation with U.S. Treasuries could provide the strongest interest rate protection in a risk-off environment as they had the most room to rally—which they did during a turbulent fourth quarter.  In upgrading the portfolio’s overall rating, we trimmed B rated holdings over the year, but not quickly enough, making lower rated credit a drag both on absolute returns and returns relative to the benchmark.  Overall, we anticipate further reductions in credit risk over the coming year.

Muzinich Funds

From an industry perspective, the portfolio’s biggest contributions came from outsized returns and meaningful weightings in healthcare, services, technology, and chemicals.  Banking bonds were the greatest performance detractor, although strong credit selection within this choppy sector helped to contain price declines. Italian banks were a notable detractor, hurt by the long budgetary dispute between the Italian government and European Commission, as were UK banks on Brexit uncertainty. We reduced Fund exposure to banks in these two countries over the period. However, overall, we maintain our constructive view on the banking sector, where we believe fundamentals continue to improve and further upgrades are likely.

High Income Floating Rate Fund

The Fund was officially launched on June 29, 2018, but began investing just after the close of this reporting period.  The Fund initially underperformed the market simply by not being invested as the portfolio ramped up.  We made up this gap in December when the loan market finally capitulated to the market stresses that surrounded it and traded off as some retail investors, no longer worried about an interest rate hike from the Fed, cashed in their profits and left the asset class.  We note that even in the largest monthly drawdown for the asset class since September 2011, markets remained orderly and offered good trade volume well into December.  Importantly, we preserved capital better than the market during that downdraft on strong credit selection.  Ultimately, loans are a carry business with a fairly-low variability of prices for stable, solvent issues.  We believe managers secure their best returns for clients over time by not reaching unduly for short term yield, but rather by focusing on quality issuers with skilled managers and thoughtfully-structured balance sheets.  In fact, though December offered new issues—some at discounts under market pressure—we did not participate in the year-end primary market as we still remain focused on quality of financial characteristics and of covenants (legal protections offered the lenders).  We remain notably wary of traditional retailers and large technology going into 2019.  We think in the long run, some companies in each sector will prove overleveraged, particularly if broad economic growth continues to slow.

Outlook

As we write with just a little distance from the end of the period covered by this report, volatility has quieted, but we do not think it has entirely receded from the near horizon.

Given the increase in short term rates, we have begun to see a flattening of the U.S. yield curve, particularly as rates remain anchored at the long-end.  With the benefit of hindsight, an inversion of the yield curve has been predictive of recession in the next 12 to 18 months; though we can’t, however, forecast where rates will be in the coming months and, by extension, what the shape of the yield curve will be.  We believe actual economic, market and company-specific data provide a better approximation for the current state of the economy and the market.  We consider corporate fundamentals to be generally attractive with high yield leverage declining but investment grade corporate leverage modestly increasing.  U.S. economic data remains robust.

“Be the liquidity provider if the default outlook is benign.”  This statement rings true today just as it has on several occasions since the financial crisis.  Re-pricings like August 2011 (S&P Downgrade of U.S. Debt), May/June 2013 (taper tantrum), Q2 2014 (oil correction), Q1 2016 (energy), and Q4 2018 (Fed tightening, political uncertainty and weaker economic data) in hindsight were all followed by sharp rallies, rewarding the liquidity provider.  Due to reduced dealer inventory in the wake of Basel III and increased capital requirements, banks are no longer the liquidity provider.  Investors with cash can step into this market and buy often credit-worthy bonds and loans at reduced prices.  There are two types of corrections: those based on weak credit fundamentals and those based on technicals.  While investors can bear permanent losses if they invest during the former and do not conduct solid credit analysis, we have generally found that capital that enters during technically-driven corrections performs well when supported by rigorous fundamental research.

In the Funds, we work to balance these near-term opportunities with a healthy dose of caution—and preparation—for the political and economic headwinds likely to face us as this capital cycle continues to age.  We seek to buy risk when it is cheaper and sell when it is higher.  As it can be challenging to achieve perfect timing in this regard, we often prefer to err on the side of early risk reduction.

Muzinich Funds

We appreciate the confidence and trust you have placed in Muzinich.

Sincerely,

Clinton Comeaux	Anthony DeMeo	Stuart Fuller

Joe Galzerano	Tatjana Greil-Castro	Warren Hyland

Michael McEachern	Bryan Petermann

Thomas Samson		Torben Ronberg

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

References to other funds should not be interpreted as an offer of these securities.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedules of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus. Floating rate loans may not be fully collateralized and therefore may decline significantly in value. Each Fund will bear its share of the fees and expenses of investments in underlying funds or exchange-traded funds (ETFs). Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds or ETFs. Because the Funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds invest in high yield debt instruments which tend to be less liquid than higher quality debt instruments. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Please note that while the Funds’ prospectus states that the Funds may use leverage, and that they may make short sales of securities, which involve the risk that losses may exceed the original amount invested, the Funds’ portfolio managers do not anticipate engaging in either practice. The Funds will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Funds invest, but hedging involves costs and there can be no guarantee that the Funds will be perfectly hedged or that the hedging will work as anticipated.

Must be preceded or accompanied by a prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’ which is the highest grade to ‘D,’ which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Index Definitions:

The ICE BofA Merrill Lynch Global Corporate & High Yield Index (GI00) is an unmanaged index tracking the performance of fixed-rate investment grade and below investment grade corporate debt publicly issued in the major domestic and Eurobond markets. Qualifying currencies include AUD, CAD, EUR, JPY, GBP, and USD. Qualifying issues must meet minimum size requirements denominated in the currency of issue and must have a remaining term of at least one year to maturity.

Muzinich Funds

The ICE BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (JUC4) contains all securities in The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index (B1A0) is a subset of The ICE BofA Merrill Lynch US Corporate & Government Index including all securities with a remaining term to final maturity less than 3 years.

Credit Suisse Leveraged Loan Index (CSLLI) is designed to mirror the investable universe of US dollar denominated leveraged loan market. The index is rebalanced monthly on the last business day of the month instead of daily. Qualifying loans must have a minimum outstanding balance of $100 million for all facilities except TL A facilities (TL A facilities need a minimum outstanding balance of $1 billion), issuers domiciled in developed countries, at least one year long tenor, be rated “5B” or lower, fully funded and priced by a third-party vendor at month-end.

It is not possible to invest directly in an index.

Glossary:

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

U.S. Treasury is a fixed-interest U.S. government debt security with a maturity of more than 10 years.

Muzinich & Co. is a registered investment adviser. The Muzinich Funds are distributed by Quasar Distributors, LLC.

Credit Opportunities Fund

SECTOR ALLOCATIONS at December 31, 2018 (Unaudited)

Sector	% of Net Assets

Sovereign	34.1%
Healthcare	10.9%
Telecommunications	5.9%
Energy	5.6%
Banking	5.5%
Cable/Satellite TV	4.6%
Food/Beverage/Tobacco	2.2%
Broadcasting	2.0%
Chemicals	1.7%
Food & Drug Retail	1.7%
Containers	1.4%
Technology	1.4%
Diversified Financial Services	1.3%
Utilities	1.1%
Transportation Excluding Air/Rail	1.0%
Affiliated Mutual Fund	1.0%
Homebuilders/Real Estate	0.9%
Super Retail	0.9%
Diversified Media	0.8%
Metals/Mining	0.7%
Automotive & Auto Parts	0.5%
Airlines	0.5%
Building Materials	0.5%
Railroads	0.5%
Consumer Products	0.5%
Steel	0.5%
Capital Goods	0.4%
Restaurants	0.3%
Paper	0.3%
Gaming	0.2%
Quasi & Foreign Government	0.2%
Environmental	0.0%[1]
Cash & Equivalents[2]	10.9%
Total	100.0%

[1]	Does not round to 0.1% of net assets.
[2]	Represents cash, short-term securities and other assets in excess of liabilities.

U.S. High Yield Fund

SECTOR ALLOCATIONS at December 31, 2018 (Unaudited)

Sector	% of Net Assets

Energy	13.9%
Exchange Traded Funds	11.1%
Healthcare	8.4%
Telecommunications	8.2%
Cable/Satellite TV	7.4%
Diversified Financial Services	5.8%
Technology	3.5%
Chemicals	3.5%
Broadcasting	3.5%
Services	3.4%
Containers	3.4%
Metals/Mining	3.1%
Utilities	2.6%
Gaming	2.2%
Diversified Media	2.2%
Automotive & Auto Parts	1.9%
Food/Beverage/Tobacco	1.8%
Capital Goods	1.6%
Steel	1.3%
Aerospace/Defense	1.2%
Leisure	1.1%
Building Materials	1.0%
Banking	1.0%
Restaurants	0.9%
Paper	0.9%
Transportation Excluding Air/Rail	0.7%
Homebuilders/Real Estate	0.7%
Consumer Products	0.5%
Super Retail	0.5%
Environmental	0.3%
Entertainment/Film	0.3%
Cash & Equivalents[1]	2.1%
Total	100.0%

[1]	Represents cash, short-term securities and other assets in excess of liabilities.

Low Duration Fund

SECTOR ALLOCATIONS at December 31, 2018 (Unaudited)

Sector	% of Net Assets

Banking	23.5%
Diversified Financial Services	12.1%
Energy	7.5%
Food/Beverage/Tobacco	5.9%
Automotive & Auto Parts	5.3%
Homebuilders/Real Estate	5.0%
Telecommunications	4.3%
Technology	3.5%
Chemicals	3.4%
Healthcare	3.4%
Capital Goods	3.3%
Cable/Satellite TV	3.0%
Utilities	2.9%
Steel	2.2%
Services	1.8%
Quasi & Foreign Government	1.8%
Super Retail	1.6%
Food & Drug Retail	1.3%
Affiliated Mutual Fund	1.2%
Transportation Excluding Air/Rail	1.0%
Diversified Media	1.0%
Leisure	0.9%
Railroads	0.9%
Metals/Mining	0.5%
Publishing/Printing	0.5%
Consumer Products	0.5%
Gaming	0.5%
Airlines	0.4%
Aerospace/Defense	0.3%
Insurance	0.3%
Containers	0.2%
Building Materials	0.1%
Cash & Equivalents[1]	(0.1)%
Total	100.0%

[1]	Represents cash and liabilities in excess of other assets.

Floating Rate Fund

SECTOR ALLOCATIONS at December 31, 2018 (Unaudited)

Sector	% of Net Assets

Services	14.9%
Cable/Satellite TV	14.3%
Technology	13.1%
Gaming	11.5%
Healthcare	11.3%
Utilities	6.2%
Broadcasting	5.1%
Metals/Mining	4.3%
Telecommunications	4.2%
Environmental	4.2%
Chemicals	4.1%
Food/Beverage/Tobacco	2.1%
Automotive & Auto Parts	0.6%
Leisure	0.5%
Cash & Equivalents[1]	3.6%
Total	100.0%

[1]	Represents cash and other assets in excess of liabilities.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2018	1 Year	3 Year	5 Year	(1/3/2013)	(12/31/2018)
Credit Opportunities Fund – Supra Institutional Class	0.22%	3.72%	3.16%	3.99%	$6,320,022
ICE BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)	-1.78%	3.71%	3.44%	3.13%	$6,013,161

This chart illustrates the performance of a hypothetical $5,000,000 investment made on January 3, 2013, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. ICE BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)
(Unaudited)

Average Annual			Since Inception	Ending Value
Returns for the Year Ended December 31, 2018	1 Year	3 Year	(10/15/2014)	(12/31/2018)
Credit Opportunities Fund – Institutional Class	0.20%	3.68%	2.98%	$1,131,528
ICE BofA Merrill Lynch Global Corporate & High Yield Index (GI00)	-1.78%	3.71%	2.48%	$1,110,171

This chart illustrates the performance of a hypothetical $1,000,000 investment made on October 15, 2014, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – CLASS A

Value of $10,000 vs. ICE BofA Merrill Lynch Global
Corporate & High Yield Index (GI00)
(Unaudited)

Average Annual		Since Inception	Ending Value
Returns for the Year Ended December 31, 2018	1 Year	(8/31/2016)	(12/31/2018)
Credit Opportunities Fund – Class A, without maximum load	-0.07%	1.59%	$10,374
Credit Opportunities Fund – Class A, with maximum load	-4.28%	-0.28%	$ 9,107
ICE BofA Merrill Lynch Global Corporate & High Yield Index (GI00)	-1.78%	0.81%	$10,190

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2016, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

U.S. High Yield Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofA Merrill Lynch BB-B
U.S. Cash Pay High Yield Constrained Index (JUC4)
(Unaudited)

Average Annual		Since Inception	Ending Value
Returns for the Year Ended December 31, 2018	1 Year	(3/31/2016)	(12/31/2018)
U.S. High Yield Fund – Supra Institutional Class	-2.59%	4.06%	$5,578,068
ICE BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (JUC4)	-2.04%	5.72%	$5,827,795

This chart illustrates the performance of a hypothetical $5,000,000 investment made on March 31, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

U.S. High Yield Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. ICE BofA Merrill Lynch BB-B U.S.
Cash Pay High Yield Constrained Index (JUC4)
(Unaudited)

Average Annual		Since Inception	Ending Value
Returns for the Year Ended December 31, 2018	1 Year	(3/27/2017)	(12/31/2018)
U.S. High Yield Fund – Institutional Class	-2.67%	1.50%	$1,026,559
ICE BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (JUC4)	-2.04%	1.95%	$1,034,656

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 27, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Low Duration Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofA Merrill Lynch
1-3 Year U.S. Corporate & Government Index (B1A0)
(Unaudited)

Average Annual		Since Inception	Ending Value
Returns for the Year Ended December 31, 2018	1 Year	(6/30/2016)	(12/31/2018)
Low Duration Fund – Supra Institutional Class	0.79%	2.49%	$5,316,708
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index (B1A0)	1.63%	0.85%	$5,106,750

This chart illustrates the performance of a hypothetical $5,000,000 investment made on June 30, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Floating Rate Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. Credit Suisse Leveraged Loan Index
(Unaudited)

	Since Inception	Ending Value
Return for the Period Ended December 31, 2018	(6/29/2018)	(12/31/2018)
Floating Rate Fund – Institutional Class	-1.45%	$985,500
Credit Suisse Leveraged Loan Index	-1.21%	$987,900

This chart illustrates the performance of a hypothetical $1,000,000 investment made on June 29, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2018

Principal
Amount†			Value
CORPORATE BONDS: 54.0%

Airlines: 0.5%
		Emirates Airline
	2,157,354	4.500%, 2/6/25	$2,119,148

Automotive & Auto Parts: 0.5%
		ZF North America Capital Inc
	2,138,000	4.000%, 4/29/20[1]	2,128,985

Banking: 5.5%
		Ally Financial Inc
	2,100,000	3.750%, 11/18/19	2,097,375
	2,000,000	4.250%, 4/15/21	1,970,320
		Bank of America Corp
	2,350,000	2.151%, 11/9/20	2,308,463
	800,000	3.487% (3 Month LIBOR
		USD + 1.000%), 4/24/23[2]	791,853
	2,100,000	3.419% (3 Month LIBOR
		USD + 1.040%), 12/20/28[4]	1,963,947
		Bank of Ireland
EUR	1,200,000	4.250% (5 Year Swap Rate
		EUR + 3.550%), 6/11/24[4]	1,380,229
		BPCE SA
EUR	775,000	12.500% (3 Month EurlBOR
		+ 13.130%), 9/30/19[4,6]	965,640
		Cooperatieve Rabobank UA
	1,050,000	11.000% (3 Month LIBOR
		USD + 10.868%), 6/30/19[4,6]	1,088,062
		Global Bank Corp
	900,000	5.125%, 10/30/19	903,825
		Goldman Sachs Group Inc
	1,775,000	3.307% (3 Month LIBOR
		USD + 0.780%), 10/31/22[2]	1,730,446
		ICBC Standard Bank PLC
	1,021,000	8.125%, 12/2/19	1,055,306
		JPMorgan Chase & Co
	1,735,000	3.390% (3 Month LIBOR
		USD + 0.900%), 4/25/23[2]	1,710,389
	1,550,000	3.509% (3 Month LIBOR
		USD + 0.945%), 1/23/29[4]	1,469,383
		JPMorgan Chase Bank NA
	2,100,000	2.831% (3 Month LIBOR
		USD + 0.290%), 2/1/21[2]	2,085,643
			21,520,881
Broadcasting: 2.0%
		Discovery Communications LLC
	1,100,000	3.300%, 5/15/22	1,079,191
	2,275,000	2.950%, 3/20/23	2,178,716
		Nexstar Broadcasting Inc
	725,000	5.875%, 11/15/22	725,000
		Sinclair Television Group Inc
	1,000,000	5.375%, 4/1/21	1,000,000
		Sirius XM Radio Inc
	2,556,000	3.875%, 8/1/22[1]	2,440,980
		Tribune Media Co
	525,000	5.875%, 7/15/22	530,250
			7,954,137
Building Materials: 0.5%
		Sherwin-Williams Co
	2,150,000	2.250%, 5/15/20	2,117,787

Cable/Satellite TV: 4.6%
		CCO Holdings LLC / CCO
		Holdings Capital Corp
	1,825,000	5.250%, 3/15/21	1,827,281
		Comcast Corp
	2,125,000	3.450%, 10/1/21	2,147,384
	1,875,000	4.150%, 10/15/28	1,906,174
	2,500,000	4.700%, 10/15/48	2,533,238
	4,125,000	4.950%, 10/15/58	4,204,662
		CSC Holdings LLC
	2,000,000	10.125%, 1/15/23[1]	2,157,500
	2,000,000	10.875%, 10/15/25[1]	2,252,500
		Midcontinent Communications /
		Midcontinent Finance Corp
	1,000,000	6.875%, 8/15/23[1]	1,030,000
			18,058,739
Capital Goods: 0.4%
		Caterpillar Financial Services Corp
	1,600,000	2.500%, 11/13/20	1,582,047

Chemicals: 1.7%
		Blue Cube Spinco LLC
	2,075,000	9.750%, 10/15/23	2,287,687
		CF Industries Inc
	2,800,000	3.400%, 12/1/21[1]	2,747,333
		DowDuPont Inc
	1,850,000	3.766%, 11/15/20	1,868,573
			6,903,593
Consumer Products: 0.5%
		Spectrum Brands Inc
	1,800,000	6.625%, 11/15/22	1,827,000

Containers: 1.4%
		Ball Corp
EUR	1,600,000	3.500%, 12/15/20	1,931,161
		Berry Global Inc
	600,000	5.500%, 5/15/22	599,250
	400,000	6.000%, 10/15/22	405,000
		OI European Group BV
EUR	850,000	6.750%, 9/15/20	1,061,368
		Reynolds Group Issuer Inc /
		Reynolds Group Issuer LLC
	1,550,572	5.750%, 10/15/20	1,548,634
			5,545,413

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 54.0% (Continued)

Diversified Financial Services: 1.3%
		AerCap Ireland Capital DAC /
		AerCap Global Aviation Trust
	1,725,000	4.625%, 10/30/20	$1,737,791
		Lincoln Finance Ltd
EUR	900,000	6.875%, 4/15/21	1,056,313
		MDC-GMTN BV
	2,125,000	4.500%, 11/7/28	2,182,109
			4,976,213
Diversified Media: 0.8%
		Clear Channel Worldwide Holdings Inc
	700,000	6.500%, 11/15/22	696,500
		Outfront Media Capital LLC /
		Outfront Media Capital Corp
	750,000	5.625%, 2/15/24	741,563
		TEGNA Inc
	1,750,000	5.125%, 7/15/20	1,750,385
			3,188,448
Energy: 5.6%
		Andeavor Logistics LP /
		Tesoro Logistics Finance Corp
	1,575,000	6.375%, 5/1/24	1,632,094
		Continental Resources Inc
	1,300,000	5.000%, 9/15/22	1,292,285
		Delek & Avner Tamar Bond Ltd
	800,000	4.435%, 12/30/20[1]	797,745
		Energy Transfer LP
	1,000,000	4.250%, 3/15/23	965,000
		Enterprise Products Operating LLC
	1,850,000	3.500%, 2/1/22	1,856,243
	2,800,000	3.350%, 3/15/23	2,764,432
		MPLX LP
	1,200,000	4.800%, 2/15/29	1,199,421
		Petroleos Mexicanos
	1,200,000	4.500%, 1/23/26	1,037,400
		Plains All American Pipeline LP /
		PAA Finance Corp
	575,000	5.000%, 2/1/21	585,113
		Sabine Pass Liquefaction LLC
	1,475,000	5.625%, 2/1/21	1,520,391
	1,300,000	5.625%, 4/15/23	1,370,889
		Senaat Sukuk Ltd
	650,000	4.760%, 12/5/25	660,189
		Southern Star Central Corp
	4,650,000	5.125%, 7/15/22[1]	4,487,250
		Williams Companies Inc
	2,150,000	3.700%, 1/15/23	2,100,065
			22,268,517
Food & Drug Retail: 1.7%
		CVS Health Corp
	3,175,000	3.487% (3 Month LIBOR
		USD + 0.720%), 3/9/21[2]	3,150,390
	2,000,000	3.500%, 7/20/22	1,987,919
	1,450,000	5.050%, 3/25/48	1,415,587
			6,553,896
Food/Beverage/Tobacco: 2.2%
		Anheuser-Busch
		InBev Worldwide Inc
	2,125,000	3.750%, 1/15/22	2,128,078
		Constellation Brands Inc
	1,025,000	3.209% (3 Month LIBOR
		USD + 0.700%), 11/15/21[2]	1,013,135
	4,100,000	2.250%, 11/6/20	4,023,544
	1,625,000	4.100%, 2/15/48	1,375,071
			8,539,828
Gaming: 0.2%
		MGM Resorts International
	900,000	6.750%, 10/1/20	927,000

Healthcare: 10.9%
		Abbott Laboratories
	2,150,000	2.900%, 11/30/21	2,132,796
		Allergan Finance LLC
	2,050,000	3.250%, 10/1/22	2,006,075
		Avantor Inc
	700,000	6.000%, 10/1/24[1]	689,500
		Bausch Health Cos Inc
	1,425,000	6.500%, 3/15/22[1]	1,435,688
	1,725,000	5.500%, 11/1/25[1]	1,615,031
		Becton Dickinson and Co
	750,000	3.678% (3 Month LIBOR
		USD + 0.875%), 12/29/20[2]	742,674
EUR	1,575,000	0.368%, 6/6/19	1,806,667
	2,075,000	2.894%, 6/6/22	2,011,298
		Celgene Corp
	1,550,000	3.550%, 8/15/22	1,534,264
		Centene Corp
	975,000	5.625%, 2/15/21	979,875
	1,500,000	6.125%, 2/15/24	1,539,375
		Cigna Corp
	3,000,000	3.438% (3 Month LIBOR
		USD + 0.650%), 9/17/21[1,2]	2,958,765
	2,175,000	3.750%, 7/15/23[1]	2,169,997
	2,850,000	4.900%, 12/15/48[1]	2,799,250
		DaVita Inc
	1,025,000	5.750%, 8/15/22	1,022,437
		HCA Healthcare Inc
	2,000,000	6.250%, 2/15/21	2,050,000
		HCA Inc
	3,800,000	6.500%, 2/15/20	3,904,500
	2,975,000	5.875%, 3/15/22	3,056,813

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 54.0% (Continued)

Healthcare: 10.9% (Continued)
		Hill-Rom Holdings Inc
	1,500,000	5.750%, 9/1/23[1]	$1,505,625
		MPT Operating Partnership LP /
		MPT Finance Corp
EUR	1,325,000	4.000%, 8/19/22	1,626,751
		Teva Pharmaceutical
		Finance IV LLC
	3,150,000	2.250%, 3/18/20	3,066,296
		Teva Pharmaceutical
		Finance Netherlands III BV
	2,225,000	1.700%, 7/19/19	2,196,024
			42,849,701
Homebuilders/Real Estate: 0.9%
		DEMIRE Deutsche
		Mittelstand Real Estate AG
EUR	925,000	2.875%, 7/15/22	1,033,328
		Globalworth Real
		Estate Investments Ltd
EUR	900,000	2.875%, 6/20/22	1,032,126
		Lennar Corp
	1,600,000	4.500%, 11/15/19	1,592,000
			3,657,454
Metals/Mining: 0.7%
		Rusal Capital DAC
	2,310,000	4.850%, 2/1/23	1,663,200
		Vale Overseas Ltd
	1,000,000	6.250%, 8/10/26	1,082,500
			2,745,700
Paper: 0.3%
		Smurfit Kappa Acquisitions ULC
EUR	875,000	3.250%, 6/1/21	1,044,408

Quasi & Foreign Government: 0.2%
		SPARC EM SPC Panama
		Metro Line 2 SP
	942,996	N/A, 12/5/22[7]	858,136

Railroads: 0.5%
		Union Pacific Corp
	2,100,000	3.500%, 6/8/23	2,106,096

Restaurants: 0.3%
		New Red Finance Inc
	1,425,000	4.625%, 1/15/22[1]	1,382,250

Steel: 0.5%
		Steel Dynamics Inc
	1,800,000	5.125%, 10/1/21	1,800,000

Super Retail: 0.9%
		Home Depot Inc
	2,100,000	2.800%, 9/14/27	1,973,261
	1,425,000	4.500%, 12/6/48	1,474,790
			3,448,051
Technology: 1.4%
		Apple Inc
	1,150,000	2.450%, 8/4/26	1,063,953
		Baidu Inc
	1,060,000	4.375%, 5/14/24	1,070,839
	1,070,000	4.875%, 11/14/28	1,088,445
		Broadcom Corp / Broadcom
		Cayman Finance Ltd
	400,000	2.375%, 1/15/20	395,104
		Equinix Inc
	720,000	5.375%, 1/1/22	727,200
		NXP BV / NXP Funding LLC
	1,025,000	4.125%, 6/15/20[1]	1,022,797
			5,368,338
Telecommunications: 5.9%
		AT&T Inc
	2,725,000	3.488% (3 Month LIBOR
		USD + 0.750%), 6/1/21[2]	2,708,504
	2,375,000	3.200%, 3/1/22	2,344,577
	2,150,000	3.000%, 6/30/22	2,098,508
		Crown Castle International Corp
	3,250,000	3.150%, 7/15/23	3,127,432
		Intelsat Jackson Holdings SA
	1,250,000	8.000%, 2/15/24[1]	1,290,625
		Level 3 Financing Inc
	1,604,000	5.375%, 8/15/22	1,576,700
	1,400,000	6.125%, 1/15/21	1,403,500
		Matterhorn Telecom SA
EUR	200,000	3.875%, 5/1/22	223,693
		SBA Communications Corp
	2,600,000	4.875%, 7/15/22	2,561,000
		T-Mobile USA Inc
	2,000,000	6.000%, 3/1/23	2,014,460
		Verizon Communications Inc
	2,000,000	3.125%, 3/16/22	1,988,170
	1,775,000	3.788% (3 Month LIBOR
		USD + 1.000%), 3/16/22[2]	1,777,735
			23,114,904
Transportation Excluding Air/Rail: 1.0%
		DP World Crescent Ltd
	1,850,000	4.848%, 9/26/28	1,815,794
		DP World Ltd
EUR	740,000	2.375%, 9/25/26	836,464
		HPHT Finance 15 Ltd
	1,350,000	2.875%, 3/17/20	1,341,477
			3,993,735

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 54.0% (Continued)

Utilities: 1.1%
		Indiantown Cogeneration LP
	361,238	9.770%, 12/15/20	$383,397
		Israel Electric Corp Ltd[1]
	2,217,000	4.250%, 8/14/28	2,111,267
		RWE AG
GBP	1,400,000	7.000% (5 Year Swap Rate
		GBP + 5.100%), 3/20/19[2,4,6]	1,798,269
			4,292,933
TOTAL CORPORATE BONDS
(Cost $215,908,532)			212,873,338

U.S. GOVERNMENT NOTES/BONDS: 34.1%

Sovereign: 34.1%
		United States Treasury Note/Bond
	5,350,000	2.750%, 9/15/21	5,388,035
	25,950,000	2.750%, 5/31/23	26,237,376
	26,150,000	2.750%, 7/31/23	26,432,951
	25,900,000	2.750%, 8/31/23	26,194,916
	3,000,000	2.875%, 9/30/23	3,049,219
	8,450,000	2.875%, 10/31/23	8,591,768
	20,650,000	2.875%, 11/30/23	21,012,988
	10,000,000	3.125%, 11/15/28	10,374,414
	6,800,000	3.375%, 11/15/48	7,273,477
			134,555,144
TOTAL U.S. GOVERNMENT NOTES/BONDS
(Cost $132,561,804)			134,555,144

Shares
AFFILIATED MUTUAL FUND: 1.0%
	400,000	Muzinich High Income
		Floating Rate Fund	3,856,000

TOTAL AFFILIATED MUTUAL FUND
(Cost $4,000,000)			3,856,000

Principal
Amount†
BANK LOANS: 0.0%[8]

Environmental: 0.0%[8]
		GFL Environmental Inc
	110,500	5.522% (1 Month LIBOR
		USD + 3.000%), 5/30/25[2,3]	103,373
TOTAL BANK LOANS
(Cost $111,051)			103,373

SHORT-TERM INVESTMENTS: 5.6%
		United States Treasury Bills
	10,000,000	2.287%, 1/31/19[5]	9,981,590
	7,000,000	2.304%, 1/22/19[5]	6,991,075
	5,000,000	2.369%, 2/28/19[5]	4,981,190
			21,953,855
TOTAL SHORT TERM INVESTMENTS
(Cost $21,953,534)			21,953,855

TOTAL INVESTMENTS IN SECURITIES: 94.7%
(Cost $374,534,921)			373,341,710
Other Assets in Excess of Liabilities: 5.3%			21,123,935
TOTAL NET ASSETS: 100.0%			$394,465,645

† In USD unless otherwise indicated.
EUR – Euro
EurlBOR – Euro Interbank Offered Rate
GBP – Great Britain Pound
LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2018 the value of these securities amounted to $37,023,087 or 9.4% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2018. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[3]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the LIBOR or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[4]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on December 31, 2018. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[5]	Rate represents the yield to maturity from the purchase price.
[6]	Perpetual call date security. Date shown is next call date.
[7]	Zero coupon security.
[8]	Does not round to 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2018

The Credit Opportunities Fund had the following forward foreign currency exchange contracts outstanding with the Bank of New York.

		U.S. Dollar Value at		U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered	Settlement Date	Currency to be Received	December 31, 2018	(Depreciation)
3/18/19	EUR 20,400,000	$23,380,828	$23,380,828	$23,526,300	$(145,472)
3/18/19	GBP 1,500,000	1,894,627	$ 1,894,628	1,919,109	(24,482)
3/18/19	$ 5,728,850	5,728,850	EUR 5,000,000	5,766,250	37,400
		$31,004,305		$31,211,659	$(132,554)

SCHEDULE OF SWAP CONTRACTS at December 31, 2018

The Credit Opportunities Fund had the following credit default swap contracts outstanding with Morgan Stanley.

							Upfront	Unrealized
	Buy/Sell	Fixed Pay	Maturity	Payment	Notional		Premiums Paid	Appreciation
Reference Obligation	Protection	Rate	Date	Frequency	Amount	Value	(Received)	(Depreciation)
Markit CDX.NA.HY.31[1]	Buy[2]	5.000%	12/20/23	Quarterly	$50,000,000	$(1,098,376)	$(1,227,737)	$129,361

[1]	Markit CDX North American High Yield Index.
[2]
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2018

Principal
Amount		Value
CORPORATE BONDS: 86.8%

Aerospace/Defense: 1.2%
	Bombardier Inc
$50,000	8.750%, 12/1/21[1]	$51,688
125,000	7.500%, 12/1/24[1]	118,125
	Leonardo US Holdings Inc
100,000	7.375%, 7/15/39[1]	105,500
	TransDigm Inc
75,000	5.500%, 10/15/20	74,531
		349,844
Automotive & Auto Parts: 1.9%
	Adient Global Holdings Ltd
200,000	4.875%, 8/15/26[1]	154,000
	American Axle & Manufacturing Inc
215,000	6.250%, 4/1/25	196,456
	Cooper-Standard Automotive Inc
75,000	5.625%, 11/15/26[1]	66,375
	Dana Financing Luxembourg SARL
100,000	6.500%, 6/1/26[1]	96,375
	Tenneco Inc
75,000	5.000%, 7/15/26	58,069
		571,275
Banking: 1.0%
	Ally Financial Inc
75,000	8.000%, 11/1/31	83,625
	Credit Suisse Group AG
200,000	7.500% (5 Year Swap Rate
	USD + 4.598%), 12/11/23[1,3,4]	203,900
		287,525
Broadcasting: 3.5%
	AMC Networks Inc
50,000	4.750%, 12/15/22	49,000
75,000	5.000%, 4/1/24	71,250
	Gray Escrow Inc
25,000	7.000%, 5/15/27[1]	24,392
	Gray Television Inc
150,000	5.875%, 7/15/26[1]	140,220
	Lions Gate Capital Holdings LLC
25,000	5.875%, 11/1/24[1]	24,812
	Netflix Inc
25,000	4.875%, 4/15/28	22,875
	Nexstar Broadcasting Inc
175,000	5.625%, 8/1/24[1]	164,063
	Sinclair Television Group Inc
125,000	5.625%, 8/1/24[1]	117,500
25,000	5.875%, 3/15/26[1]	23,406
	Sirius XM Radio Inc
200,000	6.000%, 7/15/24[1]	201,250
	Tribune Media Co
200,000	5.875%, 7/15/22	202,000
		1,040,768
Building Materials: 1.0%
	New Enterprise Stone & Lime Co Inc
75,000	6.250%, 3/15/26[1]	68,438
	SRS Distribution Inc
25,000	8.250%, 7/1/26[1]	23,000
	Standard Industries Inc
125,000	5.500%, 2/15/23[1]	122,812
100,000	5.375%, 11/15/24[1]	94,250
		308,500
Cable/Satellite TV: 7.4%
	Altice Financing SA
200,000	6.625%, 2/15/23[1]	192,500
	Altice France SA
275,000	6.250%, 5/15/24[1]	257,469
	CCO Holdings LLC /
	CCO Holdings Capital Corp
125,000	5.250%, 9/30/22	124,141
125,000	5.125%, 2/15/23	122,187
125,000	5.750%, 9/1/23	124,687
200,000	5.500%, 5/1/26[1]	192,750
25,000	5.875%, 5/1/27[1]	24,313
	CSC Holdings LLC
200,000	5.375%, 7/15/23[1]	195,540
425,000	10.875%, 10/15/25[1]	478,656
200,000	7.500%, 4/1/28[1]	200,500
	DISH DBS Corp
50,000	7.875%, 9/1/19	51,140
125,000	5.875%, 11/15/24	101,094
	Midcontinent Communications /
	Midcontinent Finance Corp
175,000	6.875%, 8/15/23[1]	180,250
		2,245,227
Capital Goods: 1.6%
	Anixter Inc
75,000	6.000%, 12/1/25[1]	74,625
	ATS Automation Tooling Systems Inc
50,000	6.500%, 6/15/23[1]	50,625
	BCD Acquisition Inc
100,000	9.625%, 9/15/23[1]	103,250
	Griffon Corp
150,000	5.250%, 3/1/22	136,312
	JB Poindexter & Co Inc
50,000	7.125%, 4/15/26[1]	47,000
	Park-Ohio Industries Inc
75,000	6.625%, 4/15/27	71,625
		483,437
Chemicals: 3.5%
	Blue Cube Spinco LLC
50,000	10.000%, 10/15/25	56,750
	Chemours Co
75,000	6.625%, 5/15/23	76,031
100,000	7.000%, 5/15/25	101,250

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 86.8% (Continued)

Chemicals: 3.5% (Continued)
	Consolidated Energy Finance SA
$150,000	6.538% (3 Month LIBOR
	USD + 3.750%), 6/15/22[1,2]	$149,693
150,000	6.500%, 5/15/26[1]	144,375
	Cornerstone Chemical Co
25,000	6.750%, 8/15/24[1]	22,062
	CVR Partners LP /
	CVR Nitrogen Finance Corp
50,000	9.250%, 6/15/23[1]	52,187
	Eagle Intermediate Global
	Holding BV / Ruyi US Finance LLC
150,000	7.500%, 5/1/25[1]	140,888
	PQ Corp
100,000	6.750%, 11/15/22[1]	103,500
	Tronox Inc
75,000	6.500%, 4/15/26[1]	62,531
	Univar USA Inc
150,000	6.750%, 7/15/23[1]	148,688
		1,057,955
Consumer Products: 0.5%
	Energizer Gamma Acquisition Inc
25,000	6.375%, 7/15/26[1]	23,000
	Energizer Holdings Inc
75,000	5.500%, 6/15/25[1]	67,875
	First Quality Finance Co Inc
75,000	4.625%, 5/15/21[1]	72,938
		163,813
Containers: 3.4%
	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc
200,000	4.625%, 5/15/23[1]	191,500
200,000	7.250%, 5/15/24[1]	200,250
	Berry Global Inc
75,000	5.500%, 5/15/22	74,906
	BWAY Holding Co
150,000	5.500%, 4/15/24[1]	141,562
	Crown Americas LLC /
	Crown Americas Capital Corp IV
100,000	4.500%, 1/15/23	97,875
	Reynolds Group Issuer Inc /
	Reynolds Group Issuer LLC
145,366	5.750%, 10/15/20	145,185
75,000	5.125%, 7/15/23[1]	71,531
	Sealed Air Corp
100,000	6.875%, 7/15/33[1]	100,250
		1,023,059
Diversified Financial Services: 5.8%
	Alliance Data Systems Corp
298,000	5.375%, 8/1/22[1]	291,667
	DAE Funding LLC
100,000	5.750%, 11/15/23[1]	99,250
175,000	5.000%, 8/1/24[1]	169,750
	Fly Leasing Ltd
200,000	5.250%, 10/15/24	181,500
	Icahn Enterprises LP /
	Icahn Enterprises Finance Corp
100,000	6.250%, 2/1/22	99,000
75,000	6.750%, 2/1/24	74,531
	Ladder Capital Finance Holdings LLLP /
	Ladder Capital Finance Corp
100,000	5.250%, 3/15/22[1]	97,500
50,000	5.250%, 10/1/25[1]	44,750
	LPL Holdings Inc
50,000	5.750%, 9/15/25[1]	47,000
	Nationstar Mortgage Holdings Inc
50,000	8.125%, 7/15/23[1]	48,875
	Navient Corp
100,000	5.875%, 3/25/21	96,125
	Park Aerospace Holdings Ltd
75,000	4.500%, 3/15/23[1]	70,313
150,000	5.500%, 2/15/24[1]	145,125
	Springleaf Finance Corp
75,000	7.750%, 10/1/21	75,562
125,000	5.625%, 3/15/23	115,625
25,000	6.875%, 3/15/25	22,438
75,000	7.125%, 3/15/26	67,078
		1,746,089
Diversified Media: 2.2%
	Belo Corp
25,000	7.750%, 6/1/27	26,000
75,000	7.250%, 9/15/27	77,625
	Clear Channel International BV
75,000	8.750%, 12/15/20[1]	75,938
	Clear Channel Worldwide Holdings Inc
250,000	6.500%, 11/15/22	248,750
150,000	6.500%, 11/15/22	150,750
	Nielsen Finance LLC /
	Nielsen Finance Co
75,000	5.000%, 4/15/22[1]	72,000
		651,063
Energy: 13.9%
	AmeriGas Partners LP /
	AmeriGas Finance Corp
75,000	5.875%, 8/20/26	68,812
	Andeavor Logistics LP
75,000	6.875% (3 Month LIBOR
	USD + 4.652%), 2/15/23[3,4]	66,891
	Antero Resources Corp
75,000	5.375%, 11/1/21	72,656
	Apergy Corp
75,000	6.375%, 5/1/26	73,125

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 86.8% (Continued)

Energy: 13.9% (Continued)
	Archrock Partners LP /
	Archrock Partners Finance Corp
$50,000	6.000%, 4/1/21	$48,250
	Baytex Energy Corp
125,000	5.125%, 6/1/21[1]	120,312
25,000	5.625%, 6/1/24[1]	21,750
	Berry Petroleum Co LLC
75,000	7.000%, 2/15/26[1]	67,875
	Blue Racer Midstream LLC /
	Blue Racer Finance Corp
150,000	6.625%, 7/15/26[1]	140,250
	California Resources Corp
125,000	8.000%, 12/15/22[1]	85,000
	Callon Petroleum Co
75,000	6.375%, 7/1/26	70,125
	Carrizo Oil & Gas Inc
75,000	6.250%, 4/15/23	69,750
	Cheniere Corpus Christi Holdings LLC
150,000	5.125%, 6/30/27	142,170
	Chesapeake Energy Corp
50,000	4.875%, 4/15/22	43,875
100,000	7.000%, 10/1/24	87,000
75,000	8.000%, 6/15/27	63,375
	Covey Park Energy LLC /
	Covey Park Finance Corp
125,000	7.500%, 5/15/25[1]	108,125
	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance Corp
150,000	6.250%, 4/1/23	145,125
75,000	5.750%, 4/1/25	69,937
	CrownRock LP / CrownRock Finance Inc
75,000	5.625%, 10/15/25[1]	67,781
	CSI Compressco LP /
	CSI Compressco Finance Inc
50,000	7.500%, 4/1/25[1]	46,750
	DCP Midstream Operating LP
150,000	3.875%, 3/15/23	141,000
	Delek Logistics Partners LP /
	Delek Logistics Finance Corp
100,000	6.750%, 5/15/25	97,500
	Denbury Resources Inc
25,000	9.000%, 5/15/21[1]	23,375
	Diamondback Energy Inc
50,000	4.750%, 11/1/24[1]	48,500
	Energy Transfer Operating LP
50,000	6.250% (3 Month LIBOR
	USD + 4.028%), 2/15/23[3,4]	41,937
	EnLink Midstream Partners LP
100,000	4.850%, 7/15/26	90,315
	Forum Energy Technologies Inc
25,000	6.250%, 10/1/21	22,125
	Genesis Energy LP /
	Genesis Energy Finance Corp
75,000	6.750%, 8/1/22	73,500
	Global Partners LP / GLP Finance Corp
100,000	6.250%, 7/15/22	95,000
	Gulfport Energy Corp
50,000	6.625%, 5/1/23	47,500
50,000	6.000%, 10/15/24	44,500
	Laredo Petroleum Inc
75,000	6.250%, 3/15/23	67,687
	Matador Resources Co
75,000	5.875%, 9/15/26	69,187
	McDermott Technology Americas Inc /
	McDermott Technology US Inc
75,000	10.625%, 5/1/24[1]	63,563
	Murphy Oil Corp
100,000	5.750%, 8/15/25	93,659
25,000	5.875%, 12/1/42	19,147
	Nabors Industries Inc
50,000	5.750%, 2/1/25	37,978
	Northern Oil and Gas Inc
50,000	9.500% Cash or 1.000% PIK, 5/15/23	48,375
	Oasis Petroleum Inc
125,000	6.875%, 1/15/23	115,781
50,000	6.250%, 5/1/26[1]	42,125
	Parkland Fuel Corp
150,000	6.000%, 4/1/26[1]	141,375
	Precision Drilling Corp
22,997	6.500%, 12/15/21	21,502
25,000	7.125%, 1/15/26[1]	21,625
	QEP Resources Inc
75,000	6.875%, 3/1/21	75,938
	Range Resources Corp
50,000	5.000%, 8/15/22	44,938
	SM Energy Co
100,000	5.000%, 1/15/24	87,500
25,000	6.625%, 1/15/27	22,250
	Southwestern Energy Co
25,000	7.500%, 4/1/26	23,750
	Suburban Propane Partners LP /
	Suburban Energy Finance Corp
50,000	5.875%, 3/1/27	44,500
	Sunoco LP / Sunoco Finance Corp
75,000	4.875%, 1/15/23	73,313
150,000	5.875%, 3/15/28	140,682
	Targa Resources Partners LP /
	Targa Resources Partners Finance Corp
250,000	4.250%, 11/15/23	232,188
	Transocean Guardian Ltd
25,000	5.875%, 1/15/24[1]	24,063
	Transocean Inc
50,000	5.800%, 10/15/22	44,250
50,000	7.250%, 11/1/25[1]	43,875

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 86.8% (Continued)

Energy: 13.9% (Continued)
	Transocean Pontus Ltd
$50,000	6.125%, 8/1/25[1]	$48,500
	Whiting Petroleum Corp
50,000	6.250%, 4/1/23	45,750
75,000	6.625%, 1/15/26	64,688
	WPX Energy Inc
30,000	6.000%, 1/15/22	29,325
		4,191,700
Entertainment/Film: 0.3%
	National CineMedia LLC
100,000	6.000%, 4/15/22	100,625

Environmental: 0.3%
	Covanta Holding Corp
112,000	5.875%, 7/1/25	103,460

Food/Beverage/Tobacco: 1.8%
	HLF Financing SARL LLC /
	Herbalife International Inc
25,000	7.250%, 8/15/26[1]	24,656
	JBS USA LUX SA /
	JBS USA Finance Inc
75,000	6.750%, 2/15/28[1]	73,406
	Pilgrim’s Pride Corp
75,000	5.875%, 9/30/27[1]	68,250
	Post Holdings Inc
100,000	5.500%, 3/1/25[1]	96,356
125,000	5.750%, 3/1/27[1]	117,813
	Sigma Holdco BV
200,000	7.875%, 5/15/26[1]	174,000
		554,481
Gaming: 2.2%
	Boyd Gaming Corp
100,000	6.875%, 5/15/23	101,375
	Caesars Resort Collection LLC /
	CRC Finco Inc
50,000	5.250%, 10/15/25[1]	43,125
	Golden Nugget Inc
50,000	8.750%, 10/1/25[1]	48,125
	Jack Ohio Finance LLC /
	Jack Ohio Finance 1 Corp
100,000	6.750%, 11/15/21[1]	101,250
	MGM Resorts International
150,000	6.000%, 3/15/23	151,125
	Stars Group Holdings BV /
	Stars Group US Co-Borrower LLC
50,000	7.000%, 7/15/26[1]	48,750
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp
175,000	5.500%, 3/1/25[1]	163,625
		657,375
Healthcare: 8.4%
	Agiliti Health Inc
175,000	7.625%, 8/15/20	173,906
	AMN Healthcare Inc
100,000	5.125%, 10/1/24[1]	96,000
	Avantor Inc
125,000	9.000%, 10/1/25[1]	125,312
	Bausch Health Cos Inc
50,000	6.500%, 3/15/22[1]	50,375
25,000	5.500%, 3/1/23[1]	22,969
100,000	7.000%, 3/15/24[1]	101,250
75,000	6.125%, 4/15/25[1]	65,625
175,000	9.000%, 12/15/25[1]	174,781
	CHS/Community Health Systems Inc
100,000	5.125%, 8/1/21	93,250
50,000	6.250%, 3/31/23	45,627
	DaVita Inc
225,000	5.125%, 7/15/24	211,500
	Encompass Health Corp
50,000	5.125%, 3/15/23	49,250
50,000	5.750%, 11/1/24	49,687
	Endo Finance LLC / Endo Finco Inc
75,000	5.375%, 1/15/23[1]	57,375
	HCA Healthcare Inc
225,000	6.250%, 2/15/21	230,625
	HCA Inc
100,000	5.875%, 2/15/26	99,750
125,000	5.250%, 6/15/26	124,375
25,000	5.500%, 6/15/47	23,750
	Mallinckrodt International Finance SA /
	Mallinckrodt CB LLC
100,000	5.750%, 8/1/22[1]	86,500
	MEDNAX Inc
75,000	6.250%, 1/15/27[1]	72,563
	Molina Healthcare Inc
75,000	5.375%, 11/15/22	72,656
	MPH Acquisition Holdings LLC
50,000	7.125%, 6/1/24[1]	46,750
	Polaris Intermediate Corp
50,000	8.500% Cash or 9.000% PIK, 12/1/22[1]	45,794
	RegionalCare Hospital
	Partners Holdings Inc
150,000	8.250%, 5/1/23[1]	152,063
	Syneos Health Inc / inVentiv Health Inc /
	inVentiv Health Clinical Inc
125,000	7.500%, 10/1/24[1]	130,625
	Tenet Healthcare Corp
25,000	5.125%, 5/1/25	23,375
	Valeant Pharmaceuticals International
25,000	8.500%, 1/31/27[1]	24,313
	Verscend Escrow Corp
75,000	9.750%, 8/15/26[1]	70,781
		2,520,827

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 86.8% (Continued)

Homebuilders/Real Estate: 0.7%
	Greystar Real Estate Partners LLC
$25,000	5.750%, 12/1/25[1]	$24,500
	Lennar Corp
75,000	4.750%, 5/30/25	70,594
	Sabra Health Care LP
50,000	5.125%, 8/15/26	46,410
	William Lyon Homes Inc
75,000	6.000%, 9/1/23	67,875
		209,379
Leisure: 1.1%
	Cedar Fair LP / Canada’s Wonderland Co /
	Magnum Management Corp
50,000	5.375%, 6/1/24	49,125
	Silversea Cruise Finance Ltd
75,000	7.250%, 2/1/25[1]	79,665
	Six Flags Entertainment Corp
25,000	4.875%, 7/31/24[1]	23,625
	Viking Cruises Ltd
125,000	6.250%, 5/15/25[1]	123,750
50,000	5.875%, 9/15/27[1]	46,750
		322,915
Metals/Mining: 3.1%
	Grinding Media Inc /
	Moly-Cop AltaSteel Ltd
175,000	7.375%, 12/15/23[1]	170,187
	Hudbay Minerals Inc
75,000	7.250%, 1/15/23[1]	74,437
	Mountain Province Diamonds Inc
50,000	8.000%, 12/15/22[1]	50,338
	Natural Resource Partners LP /
	NRP Finance Corp
50,000	10.500%, 3/15/22	51,750
	Northwest Acquisitions ULC /
	Dominion Finco Inc
25,000	7.125%, 11/1/22[1]	24,758
	Novelis Corp
75,000	6.250%, 8/15/24[1]	70,687
125,000	5.875%, 9/30/26[1]	110,938
	Rain CII Carbon LLC / CII Carbon Corp
125,000	7.250%, 4/1/25[1]	113,750
	SunCoke Energy Partners LP /
	SunCoke Energy Partners Finance Corp
200,000	7.500%, 6/15/25[1]	190,000
	Teck Resources Ltd
100,000	6.000%, 8/15/40	93,500
		950,345
Paper: 0.9%
	Mercer International Inc
50,000	6.500%, 2/1/24	49,125
75,000	7.375%, 1/15/25[1]	75,000
50,000	5.500%, 1/15/26	45,000
	Rayonier AM Products Inc
50,000	5.500%, 6/1/24[1]	44,250
	Schweitzer-Mauduit International Inc
50,000	6.875%, 10/1/26[1]	47,125
		260,500
Restaurants: 0.9%
	IRB Holding Corp
175,000	6.750%, 2/15/26[1]	153,563
	New Red Finance Inc
125,000	4.625%, 1/15/22[1]	121,250
		274,813
Services: 3.4%
	ADT Security Corp
75,000	3.500%, 7/15/22	69,656
	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc
100,000	6.375%, 4/1/24[1]	96,000
	Brand Industrial Services Inc
75,000	8.500%, 7/15/25[1]	64,312
	Garda World Security Corp
100,000	8.750%, 5/15/25[1]	91,500
	GEO Group Inc
150,000	5.875%, 10/15/24	133,125
	H&E Equipment Services Inc
100,000	5.625%, 9/1/25	92,125
	Hertz Corp
75,000	5.875%, 10/15/20	73,031
25,000	7.625%, 6/1/22[1]	23,625
	Iron Mountain Inc
100,000	5.750%, 8/15/24	95,250
50,000	5.250%, 3/15/28[1]	44,375
	KAR Auction Services Inc
25,000	5.125%, 6/1/25[1]	22,688
	LKQ Corp
50,000	4.750%, 5/15/23	47,250
	Staples Inc
50,000	8.500%, 9/15/25[1]	45,360
	United Rentals North America Inc
75,000	4.625%, 10/15/25	67,125
25,000	6.500%, 12/15/26	24,688
50,000	5.500%, 5/15/27	46,500
		1,036,610
Steel: 1.3%
	AK Steel Corp
50,000	7.000%, 3/15/27	39,250
	Allegheny Technologies Inc
100,000	7.875%, 8/15/23	102,375
	Big River Steel LLC / BRS Finance Corp
50,000	7.250%, 9/1/25[1]	49,750
	Joseph T Ryerson & Son Inc
100,000	11.000%, 5/15/22[1]	101,000

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 86.8% (Continued)

Steel: 1.3% (Continued)
	TMS International Corp
$75,000	7.250%, 8/15/25[1]	$70,312
	United States Steel Corp
50,000	6.250%, 3/15/26	43,938
		406,625
Super Retail: 0.5%
	Asbury Automotive Group Inc
50,000	6.000%, 12/15/24	48,125
	JC Penney Corp Inc
50,000	8.625%, 3/15/25[1]	27,000
	KGA Escrow LLC
50,000	7.500%, 8/15/23[1]	49,438
	L Brands Inc
25,000	6.750%, 7/1/36	20,500
		145,063
Technology: 3.5%
	CDW LLC / CDW Finance Corp
100,000	5.000%, 9/1/25	96,125
	CommScope Technologies LLC
100,000	6.000%, 6/15/25[1]	91,500
	Dell International LLC / EMC Corp
75,000	5.875%, 6/15/21[1]	75,106
50,000	6.020%, 6/15/26[1]	50,299
	First Data Corp
150,000	5.375%, 8/15/23[1]	147,750
	j2 Cloud Services LLC /
	j2 Global Co-Obligor Inc
25,000	6.000%, 7/15/25[1]	24,531
	NCR Corp
75,000	4.625%, 2/15/21	73,312
25,000	5.875%, 12/15/21	24,469
	Nuance Communications Inc
50,000	6.000%, 7/1/24	49,938
	Rackspace Hosting Inc
125,000	8.625%, 11/15/24[1]	97,813
	Solera LLC / Solera Finance Inc
225,000	10.500%, 3/1/24[1]	240,750
	Symantec Corp
75,000	5.000%, 4/15/25[1]	70,138
	VeriSign Inc
29,000	4.750%, 7/15/27	27,305
		1,069,036
Telecommunications: 8.2%
	CenturyLink Inc
150,000	5.800%, 3/15/22	145,125
	Frontier Communications Corp
75,000	10.500%, 9/15/22	52,500
75,000	11.000%, 9/15/25	47,059
50,000	8.500%, 4/1/26[1]	43,875
	GCI LLC
325,000	6.875%, 4/15/25	316,875
	Inmarsat Finance PLC
100,000	4.875%, 5/15/22[1]	94,790
	Intelsat Jackson Holdings SA
250,000	8.000%, 2/15/24[1]	258,125
200,000	8.500%, 10/15/24[1]	195,000
	Level 3 Financing Inc
225,000	5.125%, 5/1/23	217,969
	Qwest Corp
100,000	7.250%, 9/15/25	103,094
	Sprint Capital Corp
125,000	6.875%, 11/15/28	118,437
	Sprint Communications Inc
100,000	6.000%, 11/15/22	98,383
	Sprint Corp
300,000	7.875%, 9/15/23	308,625
50,000	7.625%, 3/1/26	49,500
	Telesat Canada / Telesat LLC
200,000	8.875%, 11/15/24[1]	208,500
	T-Mobile USA Inc
50,000	5.125%, 4/15/25	48,750
	Zayo Group LLC / Zayo Capital Inc
50,000	6.000%, 4/1/23	47,631
75,000	6.375%, 5/15/25	70,031
50,000	5.750%, 1/15/27[1]	44,750
		2,469,019
Transportation Excluding Air/Rail: 0.7%
	Wabash National Corp
50,000	5.500%, 10/1/25[1]	43,062
	XPO Logistics Inc
175,000	6.125%, 9/1/23[1]	169,444
		212,506
Utilities: 2.6%
	AES Corp
125,000	5.125%, 9/1/27	120,312
	Calpine Corp
100,000	5.375%, 1/15/23	94,000
25,000	5.750%, 1/15/25	22,937
75,000	5.250%, 6/1/26[1]	68,719
	Clearway Energy Operating LLC
25,000	5.750%, 10/15/25[1]	23,969
150,000	5.000%, 9/15/26	135,375
	Drax Finco PLC
200,000	6.625%, 11/1/25[1]	197,000
	TerraForm Power Operating LLC
125,000	5.000%, 1/31/28[1]	110,469
		772,781
TOTAL CORPORATE BONDS
(Cost $27,703,415)		26,186,615

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Shares		Value
EXCHANGE TRADED FUNDS: 11.1%
49,800	Invesco Senior Loan ETF	$1,084,644
16,000	iShares iBoxx High Yield
	Corporate Bond ETF	1,297,600
37,000	SPDR Bloomberg Barclays
	Short Term High Yield Bond ETF	963,110

TOTAL EXCHANGE TRADED FUNDS
(Cost $3,500,682)		3,345,354

TOTAL INVESTMENTS IN SECURITIES: 97.9%
(Cost $31,204,097)		29,531,969
Other Assets in Excess of Liabilities: 2.1%		633,979
TOTAL NET ASSETS: 100.0%		$30,165,948

ETF – Exchange Traded Fund
LIBOR – London Interbank Offered Rate
PIK – Payment-in-Kind – represents the security may pay interest in additional par.
USD – United States Dollar
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2018 the value of these securities amounted to $14,535,378 or 48.2% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2018. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[3]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on December 31, 2018. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[4]	Perpetual call date security. Date shown is next call date.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2018

Principal
Amount†			Value
CORPORATE BONDS: 94.1%

Aerospace/Defense: 0.3%
		AVIC International Finance
		& Investment Ltd
	2,000,000	4.375%, 5/23/21	$2,009,238

Airlines: 0.4%
		Promontoria Holding 264 BV
EUR	1,150,000	6.250% (3 Month EurIBOR
		+ 6.250%), 8/15/23[1]	1,304,412
EUR	900,000	6.750%, 8/15/23	1,001,707
			2,306,119
Automotive & Auto Parts: 5.3%
		BAIC Inalfa HK Investment Co Ltd
EUR	1,000,000	1.900%, 11/2/20	1,161,648
		FCA Bank SpA
EUR	1,200,000	0.019% (3 Month EurIBOR
		+ 0.330%), 6/17/21[1]	1,331,049
EUR	1,700,000	1.000%, 2/21/22	1,923,340
		Ford Motor Credit Co LLC
	3,750,000	2.459%, 3/27/20	3,672,099
EUR	200,000	0.384% (3 Month EurIBOR
		+ 0.700%), 12/1/24[1]	193,722
		General Motors Financial Co Inc
EUR	1,000,000	0.240% (3 Month EurIBOR
		+ 0.550%), 3/26/22[1]	1,100,623
		Hyundai Capital America
	2,600,000	1.750%, 9/27/19	2,567,300
	2,000,000	2.550%, 4/3/20	1,975,158
		Hyundai Capital Services Inc
	1,500,000	1.625%, 8/30/19	1,484,716
		Lear Corp
	2,000,000	5.375%, 3/15/24	2,057,478
		Pirelli & C SpA
EUR	1,000,000	0.390% (3 Month EurIBOR
		+ 0.700%), 9/26/20[1]	1,111,751
EUR	3,000,000	1.375%, 1/25/23	3,306,981
		RCI Banque SA
EUR	1,400,000	0.112% (3 Month EurIBOR
		+ 0.430%), 1/12/23[1]	1,524,479
EUR	3,750,000	0.252% (3 Month EurIBOR
		+ 0.570%), 11/4/24[1]	3,976,343
EUR	2,700,000	0.266% (3 Month EurIBOR
		+ 0.580%), 3/12/25[1]	2,837,987
			30,224,674
Banking: 23.5%
		ABN AMRO Bank NV
EUR	2,025,000	2.875% (5 Year Swap Rate
		EUR + 2.350%), 6/30/25[4]	2,387,564
	6,000,000	4.400% (5 Year Swap Rate
		USD + 2.197%), 3/27/28[4]	5,884,374
		Allied Irish Banks PLC
EUR	3,500,000	4.125% (5 Year Swap Rate
		EUR + 3.950%), 11/26/25[4]	4,084,476
		Aozora Bank Ltd
	890,000	2.750%, 3/9/20	883,469
	900,000	3.810%, 9/7/21	905,388
		Argenta Spaarbank NV
EUR	700,000	3.875% (5 Year Swap Rate
		EUR + 3.950%), 5/24/26[4]	847,103
		Banca Farmafactoring SpA
EUR	950,000	1.134% (3 Month EurIBOR
		+ 1.450%), 6/5/20[1]	1,040,843
		Banco Comercial Portugues SA
EUR	1,000,000	4.500% (5 Year Swap Rate
		EUR + 4.267%), 12/7/27[4]	1,061,968
		Bank of China Ltd
EUR	1,000,000	0.750%, 7/12/21	1,147,196
		Bankia SA
EUR	2,500,000	4.000% (5 Year Swap Rate
		EUR + 3.166%), 5/22/24[4]	2,871,232
EUR	2,000,000	9.000% (5 Year Swap Rate
		EUR + 8.960%), 11/16/26[4]	2,681,057
EUR	1,000,000	3.375% (5 Year Swap Rate
		EUR + 3.350%), 3/15/27[4]	1,145,461
		Barclays PLC
EUR	6,400,000	2.625% (5 Year Swap Rate
		EUR + 2.450%), 11/11/25[4]	7,273,425
		BPCE SA
EUR	700,000	2.750% (5 Year Swap Rate
		EUR + 1.830%), 7/8/26[1,4]	828,325
		CaixaBank SA
EUR	4,900,000	3.500% (5 Year Swap Rate
		EUR + 3.350%), 2/15/27[4]	5,780,786
		Cooperatieve Rabobank UA
EUR	1,000,000	2.500% (5 Year Swap Rate
		EUR + 1.400%), 5/26/26[4]	1,186,991
		Credit Suisse AG
	2,500,000	6.500%, 8/8/23	2,614,088
EUR	6,300,000	5.750% (5 Year Swap Rate
		EUR + 4.000%), 9/18/25[4]	7,732,530
		CYBG PLC
GBP	1,025,000	5.000% (5 Year Swap Rate
		GBP + 3.516%), 2/9/26[4]	1,253,906
		de Volksbank NV
EUR	3,300,000	3.750% (5 Year Swap Rate
		EUR + 3.650%), 11/5/25[4]	3,964,246
		Deutsche Bank AG
EUR	2,300,000	5.000%, 6/24/20	2,729,837
	1,200,000	4.250%, 10/14/21	1,174,062
		Erste Group Bank AG
	3,200,000	5.500% (5 Year Swap Rate
		USD + 3.766%), 5/26/25[4]	3,235,130
		Goldman Sachs Group Inc
	3,000,000	3.786% (3 Month LIBOR
		USD + 1.170%), 5/15/26[1]	2,882,055

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 94.1% (Continued)

Banking: 23.5% (Continued)
		Ibercaja Banco SA
EUR	4,000,000	5.000% (5 Year Swap Rate
		EUR + 4.551%), 7/28/25[4]	$4,598,105
		ICBC Standard Bank PLC
	3,250,000	8.125%, 12/2/19	3,359,200
		ICBCIL Finance Co Ltd
	1,000,000	3.716% (3 Month LIBOR
		USD + 1.100%), 5/15/23[1]	991,010
		ING Groep NV
	5,700,000	4.700% (5 Year Swap Rate
		USD + 1.938%), 3/22/28[4]	5,641,387
		Intesa Sanpaolo SpA
EUR	4,900,000	1.600% (3 Month EurIBOR
		+ 1.900%), 9/26/24[1]	5,120,368
		Morgan Stanley
	3,100,000	3.887% (3 Month LIBOR
		USD + 1.400%), 10/24/23[1]	3,086,932
		Raiffeisen Bank International AG
EUR	600,000	6.000%, 10/16/23	794,984
EUR	600,000	5.163% (5 Year Swap Rate
		EUR + 3.900%), 6/18/24[4]	698,567
EUR	7,200,000	4.500% (5 Year Swap Rate
		EUR + 3.300%), 2/21/25[4]	8,517,645
		Royal Bank of Scotland Group PLC
EUR	1,200,000	3.625% (5 Year Swap Rate
		EUR + 2.650%), 3/25/24[4]	1,379,398
		Societe Generale SA
EUR	4,500,000	2.500% (5 Year Swap Rate
		EUR + 1.830%), 9/16/26[4]	5,276,945
		Standard Chartered PLC
	3,000,000	3.950%, 1/11/23[2]	2,929,350
EUR	652,000	4.000% (5 Year Swap Rate
		EUR + 2.300%), 10/21/25[4]	780,433
		TSB Banking Group PLC
GBP	1,000,000	5.750% (3 Month LIBOR
		+ 3.430%), 5/6/26[4]	1,249,730
		Turkiye Garanti Bankasi AS
	680,000	4.750%, 10/17/19	673,506
		UBS AG
	4,000,000	7.625%, 8/17/22	4,270,000
EUR	5,575,000	4.750% (5 Year Swap Rate
		EUR + 3.400%), 2/12/26[4]	6,777,465
		UniCredit SpA
EUR	6,710,000	2.432% (3 Month EurIBOR
		+ 2.750%), 5/3/25[1]	7,357,275
		Volksbank Wien AG
EUR	4,600,000	2.750% (5 Year Swap Rate
		EurIBOR + 2.550%), 10/6/27[4]	5,075,948
			134,173,760
Building Materials: 0.1%
		Sherwin-Williams Co
	775,000	2.250%, 5/15/20	763,388

Cable/Satellite TV: 2.6%
		Altice Luxembourg SA
EUR	2,700,000	7.250%, 5/15/22	2,890,902
		Charter Communications
		Operating LLC / Charter
		Communications Operating Capital
	6,850,000	4.464%, 7/23/22	6,921,192
		United Group BV
EUR	600,000	4.375%, 7/1/22	683,510
EUR	2,025,000	4.375% (3 Month EurIBOR
		+ 4.375%), 7/1/23[1]	2,308,545
		Virgin Media Secured Finance PLC
GBP	1,800,000	5.500%, 1/15/25	2,286,823
			15,090,972
Capital Goods: 3.3%
		CNH Industrial Capital LLC
	450,000	4.375%, 11/6/20	453,600
	250,000	4.875%, 4/1/21	254,650
	550,000	4.375%, 4/5/22	553,740
		CNH Industrial NV
	3,000,000	4.500%, 8/15/23	3,022,200
		Nexans SA
EUR	1,300,000	3.750%, 8/8/23	1,485,753
		Orano SA
EUR	300,000	3.500%, 3/22/21	348,998
		Senvion Holding GmbH
EUR	2,450,000	3.875%, 10/25/22	1,889,873
		Shanghai Electric Newage Co Ltd
EUR	1,800,000	1.125%, 5/22/20	2,077,743
		SIHC International Capital Ltd
	1,000,000	3.950%, 9/26/21	997,373
		Talent Yield Euro Ltd
EUR	3,000,000	1.435%, 5/7/20	3,445,912
		Talent Yield European Ltd
EUR	3,000,000	1.300%, 4/21/22	3,398,632
		Wabtec Corp
	925,000	4.150%, 3/15/24	894,901
			18,823,375
Chemicals: 3.1%
		CF Industries Inc
	3,000,000	3.400%, 12/1/21[2]	2,943,571
		CNAC HK Finbridge Co Ltd
	2,200,000	3.000%, 7/19/20	2,176,487
		CNRC Capital Ltd
EUR	4,500,000	1.871%, 12/7/21	5,166,691
		Solvay Finance America LLC
	1,394,000	3.400%, 12/3/20[2]	1,393,887
		Syngenta Finance NV
	3,552,000	3.933%, 4/23/21[2]	3,505,374
	2,920,000	4.441%, 4/24/23[2]	2,816,797
			18,002,807

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 94.1% (Continued)

Consumer Products: 0.5%
		Newell Brands Inc
	2,800,000	3.850%, 4/1/23	$2,761,640

Diversified Financial Services: 12.1%
		AerCap Ireland Capital DAC /
		AerCap Global Aviation Trust
	4,000,000	5.000%, 10/1/21	4,065,480
	1,850,000	3.950%, 2/1/22	1,818,809
		Aircastle Ltd
	2,175,000	5.500%, 2/15/22	2,226,883
	825,000	5.000%, 4/1/23	829,026
	1,200,000	4.400%, 9/25/23	1,181,472
		Alliance Data Systems Corp
EUR	850,000	4.500%, 3/15/22	972,117
EUR	1,300,000	5.250%, 11/15/23	1,514,336
		AnaCap Financial Europe
		SA SICAV-RAIF
EUR	2,000,000	5.000% (3 Month EurIBOR
		+ 5.000%), 8/1/24[1]	1,919,087
		BOC Aviation Ltd
	3,200,000	3.609% (3 Month LIBOR
		USD + 1.050%), 5/2/21[1]	3,214,749
		Bracken MidCo1 PLC
GBP	900,000	8.875% Cash or 11.000%
		PIK, 10/15/23	1,060,846
		Cabot Financial Luxembourg II SA
EUR	900,000	5.875% (3 Month EurIBOR
		+ 5.875%), 11/15/21[1]	1,003,365
		Cabot Financial Luxembourg SA
GBP	475,000	7.500%, 10/1/23	553,809
		CCBL Cayman 1 Corp Ltd
	1,000,000	2.375%, 5/31/19	995,894
		CCTI 2017 Ltd
	4,005,000	3.625%, 8/8/22	3,823,289
		China Great Wall International
		Holdings III Ltd
	3,000,000	2.750%, 8/31/20	2,948,838
		DAE Funding LLC
	625,000	4.500%, 8/1/22[2]	601,563
		Federal International Finance PT
	1,500,000	4.125%, 5/10/21	1,497,659
		Garfunkelux Holdco 3 SA
GBP	2,300,000	8.500%, 11/1/22	2,485,481
EUR	5,000,000	3.500% (3 Month EurIBOR
		+ 3.500%), 9/1/23[1]	4,745,872
		Hoist Finance AB
EUR	3,000,000	2.750%, 4/3/23	3,377,067
		Huarong Finance 2017 Co Ltd
	2,000,000	3.739% (3 Month LIBOR
		USD + 1.150%), 11/7/22[1]	1,953,182
		Huarong Finance Co Ltd
	796,000	4.000%, 7/17/19	794,605
		Huarong Finance II Co Ltd
	600,000	2.750%, 6/3/19	596,490
		Huarong Universe
		Investment Holding Ltd
EUR	2,500,000	1.625%, 12/5/22	2,559,636
		Icahn Enterprises LP /
		Icahn Enterprises Finance Corp
	1,050,000	6.250%, 2/1/22	1,039,500
	875,000	6.750%, 2/1/24	869,531
		International Lease Finance Corp
	3,500,000	8.625%, 1/15/22	3,893,760
		Intrum AB
EUR	600,000	2.625% (3 Month EurIBOR
		+ 2.625%), 7/15/22[1]	646,438
EUR	1,350,000	2.750%, 7/15/22	1,428,812
		Jerrold Finco Plc
GBP	1,065,000	6.250%, 9/15/21	1,338,933
		JIC Zhixin Ltd
EUR	4,500,000	0.500%, 11/24/20	5,108,992
		LHC3 PLC
EUR	700,000	4.125% Cash or 9.000%
		PIK, 8/15/24	767,940
		Lincoln Finance Ltd
EUR	2,000,000	6.875%, 4/15/21	2,347,362
		Mitsubishi UFJ Lease &
		Finance Co Ltd
	1,000,000	2.250%, 9/7/21	960,144
		Mulhacen Pte Ltd
EUR	3,150,000	6.500% Cash or 7.000%
		PIK, 8/1/23	3,472,951
		REC Ltd
	600,000	3.068%, 12/18/20	590,257
			69,204,175
Diversified Media: 1.0%
		Clear Channel
		Worldwide Holdings Inc
	1,925,000	6.500%, 11/15/22	1,915,375
	250,000	6.500%, 11/15/22	251,250
		Inter Media and
		Communication SpA
EUR	1,895,000	4.875%, 12/31/22	2,177,998
		ProSiebenSat.1 Media SE
EUR	1,000,000	2.625%, 4/15/21	1,169,451
			5,514,074
Energy: 7.5%
		Anadarko Petroleum Corp
	3,982,000	4.850%, 3/15/21	4,079,132
		Andeavor Logistics LP /
		Tesoro Logistics Finance Corp
	739,000	3.500%, 12/1/22	719,484
		Continental Resources Inc
	799,000	5.000%, 9/15/22	794,258
	1,875,000	4.500%, 4/15/23	1,847,108

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 94.1% (Continued)

Energy: 7.5% (Continued)
		Corral Petroleum Holdings AB
EUR	1,225,000	11.750% Cash or 13.000%
		PIK, 5/15/21	$1,482,494
		Delek & Avner Tamar Bond Ltd
	1,135,000	5.082%, 12/30/23[2]	1,136,195
	563,000	5.412%, 12/30/25[2]	564,391
		Energy Transfer LP
	1,200,000	4.250%, 3/15/23	1,158,000
		Energy Transfer Operating LP
	600,000	4.150%, 10/1/20	603,850
	1,000,000	3.600%, 2/1/23	964,327
		Gazprom OAO Via Gaz Capital SA
EUR	2,700,000	3.389%, 3/20/20	3,203,413
GBP	795,000	5.338%, 9/25/20	1,061,482
		Marathon Oil Corp
	2,500,000	2.700%, 6/1/20	2,463,903
	1,300,000	2.800%, 11/1/22	1,222,095
		Petrobras Global Finance B.V.
	3,000,000	8.375%, 5/23/21	3,267,750
		Petroleos Mexicanos
EUR	4,000,000	2.500%, 8/21/21	4,518,704
GBP	1,262,000	8.250%, 6/2/22	1,781,464
		Plains All American Pipeline LP /
		PAA Finance Corp
	2,325,000	5.000%, 2/1/21	2,365,891
		Sabine Pass Liquefaction LLC
	2,000,000	5.625%, 2/1/21	2,061,547
	3,000,000	6.250%, 3/15/22	3,156,590
		Sunoco Logistics
		Partners Operations LP
	1,541,000	4.250%, 4/1/24	1,496,532
		Targa Resources Partners LP / Targa
		Resources Partners Finance Corp
	550,000	5.250%, 5/1/23	540,375
		Williams Cos Inc
	2,233,000	3.600%, 3/15/22	2,192,679
			42,681,664
Food & Drug Retail: 1.3%
		Casino Guichard Perrachon SA
EUR	1,000,000	5.244%, 3/9/20	1,177,266
EUR	2,600,000	5.976%, 5/26/21	3,066,162
		CVS Health Corp
	3,000,000	3.700%, 3/9/23	2,970,734
			7,214,162
Food/Beverage/Tobacco: 5.1%
		Bevco Lux SARL
EUR	6,120,000	1.750%, 2/9/23	6,937,361
		Bright Food Singapore
		Holdings Pte Ltd
EUR	5,000,000	1.625%, 6/3/19	5,754,379
EUR	6,000,000	1.125%, 7/18/20	6,882,845
		General Mills Inc
	1,500,000	3.200%, 4/16/21	1,492,579
	1,575,000	3.459% (3 Month LIBOR
		USD + 1.010%), 10/17/23[1]	1,539,410
		Keurig Dr Pepper Inc
	3,800,000	3.551%, 5/25/21[2]	3,796,403
		Premier Foods Finance PLC
GBP	925,000	6.250%, 10/15/23	1,152,477
		Smithfield Foods Inc
	1,000,000	2.650%, 10/3/21[2]	956,078
	900,000	3.350%, 2/1/22[2]	861,311
			29,372,843
Gaming: 0.2%
		Cirsa Finance International SARL
EUR	325,000	6.250%, 12/20/23	379,124
		Intralot Capital Luxembourg SA
EUR	1,030,000	5.250%, 9/15/24	755,574
			1,134,698
Healthcare: 2.7%
		Allergan Finance LLC
	2,900,000	3.250%, 10/1/22	2,837,862
		Allergan Sales LLC
	1,600,000	5.000%, 12/15/21[2]	1,647,274
		Bausch Health Cos Inc
	781,000	5.625%, 12/1/21[2]	769,773
	425,000	6.500%, 3/15/22[2]	428,188
	1,350,000	7.000%, 3/15/24[2]	1,366,875
		Becton Dickinson and Co
	375,000	3.678% (3 Month LIBOR
		USD + 0.875%), 12/29/20[1]	371,337
	3,000,000	2.894%, 6/6/22	2,907,900
		Celgene Corp
	1,575,000	2.750%, 2/15/23	1,508,506
		Mallinckrodt International
		Finance SA / Mallinckrodt CB LLC
	455,000	4.875%, 4/15/20[2]	441,350
	325,000	5.750%, 8/1/22[2]	281,125
		MPT Operating Partnership LP /
		MPT Finance Corp
EUR	1,500,000	4.000%, 8/19/22	1,841,604
		Teva Pharmaceutical Finance
		Netherlands II BV
EUR	698,000	0.375%, 7/25/20	781,631
			15,183,425
Homebuilders/Real Estate: 5.0%
		ADLER Real Estate AG
EUR	190,000	4.750%, 4/8/20	219,341
		Atrium European Real Estate Ltd
EUR	1,000,000	3.625%, 10/17/22	1,211,203
		Blackstone Property Partners
		Europe Holdings SARL
EUR	2,700,000	1.400%, 7/6/22	3,087,619

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 94.1% (Continued)

Homebuilders/Real Estate: 5.0% (Continued)
		CPI Property Group SA
EUR	2,050,000	1.450%, 4/14/22	$2,314,530
		DEMIRE Deutsche Mittelstand
		Real Estate AG
EUR	1,975,000	2.875%, 7/15/22	2,206,296
		Dream Global Funding I SARL
EUR	1,000,000	1.375%, 12/21/21	1,138,541
		Fastighets AB Balder
EUR	2,000,000	1.125%, 3/14/22	2,272,274
		Globalworth Real
		Estate Investments Ltd
EUR	2,000,000	2.875%, 6/20/22	2,293,612
		Kennedy Wilson
		Europe Real Estate Ltd
GBP	4,875,000	3.950%, 6/30/22	6,180,145
		Logicor Financing SARL
EUR	1,320,000	1.500%, 11/14/22	1,494,379
		NE Property Cooperatief UA
EUR	5,648,000	3.750%, 2/26/21	6,148,541
			28,566,481
Insurance: 0.3%
		Ardonagh Midco 3 PLC
GBP	1,806,000	8.375%, 7/15/23	1,957,743

Leisure: 0.3%
		CPUK Finance Ltd
GBP	1,564,000	4.250%, 8/28/22	1,916,199

Metals/Mining: 0.5%
		First Quantum Minerals Ltd
	1,000,000	7.000%, 2/15/21[2]	961,875
	950,000	7.250%, 5/15/22[2]	884,688
		Glencore Funding LLC
	1,041,000	4.125%, 5/30/23[2]	1,023,104
			2,869,667
Publishing/Printing: 0.5%
		Informa PLC
EUR	2,500,000	1.500%, 7/5/23	2,851,035

Quasi & Foreign Government: 1.8%
		Chengdu Xingcheng
		Investment Group Co Ltd
EUR	5,300,000	2.500%, 3/20/21	5,727,648
		Gansu Provincial Highway Aviation
		Tourism Investment Group Co Ltd
EUR	4,000,000	1.875%, 12/7/20	4,542,078
			10,269,726
Railroads: 0.9%
		Eastern Creation II
		Investment Holdings Ltd
EUR	2,400,000	1.500%, 7/29/19	2,772,488
	1,500,000	2.750%, 9/26/20	1,471,845
		Russian Railways Via
		RZD Capital PLC
EUR	600,000	3.374%, 5/20/21	718,650
			4,962,983
Services: 1.2%
		Algeco Global Finance Plc
EUR	2,675,000	6.500%, 2/15/23	3,011,402
		Ashtead Capital Inc
	2,075,000	5.625%, 10/1/24[2]	2,103,531
		Nexi Capital SpA
EUR	1,650,000	3.625% (3 Month EurIBOR
		+ 3.625%), 5/1/23[1]	1,871,584
			6,986,517
Steel: 2.2%
		ArcelorMittal
	3,000,000	5.500%, 3/1/21	3,087,156
		Evraz Group SA
	700,000	6.500%, 4/22/20	714,588
		Shougang Group Co Ltd
	1,000,000	3.950%, 4/4/19	994,127
	2,000,000	3.375%, 12/9/19	1,990,990
EUR	5,000,000	1.350%, 8/7/20	5,661,299
			12,448,160
Super Retail: 1.6%
		AA Bond Co Ltd
GBP	927,000	4.249%, 7/31/20	1,205,165
GBP	2,807,000	2.875%, 1/31/22	3,334,540
		Lotte Shopping Business
		Management Hong Kong Ltd
	1,000,000	2.375%, 9/5/20	985,482
		Maxeda DIY Holding BV
EUR	675,000	6.125%, 7/15/22	713,287
		Takko Luxembourg 2 SCA
EUR	670,000	5.375% (3 Month EurIBOR
		+ 5.375%), 11/15/23[1]	546,331
		Tendam Brands SAU
EUR	2,100,000	5.250% (3 Month EurIBOR
		+ 5.250%), 9/15/24[1]	2,256,443
			9,041,248
Technology: 2.8%
		Broadcom Corp / Broadcom
		Cayman Finance Ltd
	3,797,000	3.000%, 1/15/22	3,654,197
		Dell International LLC / EMC Corp
	5,800,000	4.420%, 6/15/21[2]	5,793,759
		Microchip Technology Inc
	4,025,000	3.922%, 6/1/21[2]	3,995,023
		NXP BV / NXP Funding LLC
	2,550,000	4.125%, 6/1/21[2]	2,524,500
			15,967,479

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 94.1% (Continued)

Telecommunications: 4.3%
		Arqiva Broadcast Finance PLC
GBP	1,900,000	6.750%, 9/30/23	$2,433,606
		AT&T Inc
EUR	1,300,000	0.534% (3 Month EurIBOR
		+ 0.850%), 9/5/23[1]	1,473,655
		Crown Castle International Corp
	365,000	5.250%, 1/15/23	379,368
		Crystal Almond SARL
EUR	1,829,000	10.000%, 11/1/21	2,218,612
		Iliad SA
EUR	2,600,000	0.625%, 11/25/21	2,889,179
		SoftBank Group Corp
EUR	1,225,000	4.000%, 4/20/23	1,449,020
		Sprint Corp
	1,625,000	7.875%, 9/15/23	1,671,719
		Sprint Spectrum Co LLC /
		Sprint Spectrum Co II LLC /
		Sprint Spectrum Co III LLC
	8,421,875	3.360%, 9/20/21[2]	8,337,656
		TalkTalk Telecom Group PLC
GBP	1,500,000	5.375%, 1/15/22	1,873,662
		Vodafone Group PLC
	2,025,000	3.426% (3 Month LIBOR
		USD + 0.990%), 1/16/24[1]	1,976,720
			24,703,197
Transportation Excluding Air/Rail: 0.8%
		Getlink SE
EUR	1,550,000	3.625%, 10/1/23	1,738,854
		Naviera Armas SA
EUR	200,000	6.500% (3 Month EurIBOR
		+ 6.500%), 7/31/23[1]	224,601
EUR	1,075,000	4.250% (3 Month EurIBOR
		+ 4.250%), 11/15/24[1]	1,155,712
		Rail Transit International
		Development Co Ltd
EUR	600,000	1.625%, 6/22/22	673,090
		Swissport Financing SARL
EUR	698,000	6.750%, 12/15/21	822,329
			4,614,586
Utilities: 2.9%
		ACEA SpA
EUR	3,500,000	0.053% (3 Month EurIBOR
		+ 0.370%), 2/8/23[1]	3,814,534
		Beijing Gas Singapore Capital Corp
	3,200,000	2.750%, 5/31/22	3,077,994
		Calpine Corp
	3,000,000	6.000%, 1/15/22[2]	2,988,750
		Enel Finance International NV
	2,640,000	2.875%, 5/25/22[2]	2,489,403
		FCC Aqualia SA
EUR	2,400,000	1.413%, 6/8/22	2,749,681
		State Grid Overseas
		Investment 2016 Ltd
	1,300,000	2.250%, 5/4/20	1,283,164
			16,403,526
TOTAL CORPORATE BONDS
(Cost $562,083,463)			538,019,561

Shares
AFFILIATED MUTUAL FUND: 1.2%
	700,000	Muzinich High Income
		Floating Rate Fund	6,748,000

TOTAL AFFILIATED MUTUAL FUND
(Cost $7,000,000)			6,748,000

Principal
Amount†
BANK LOANS: 4.8%

Cable/Satellite TV: 0.4%
		Telenet International Finance SARL
EUR	1,888,889	2.500% (6 Month EurIBOR
		+ 2.500%), 12/15/27[1,3]	2,120,501

Chemicals: 0.3%
		Colouroz Midco
EUR	1,461,439	3.750% (3 Month EurIBOR
		+ 3.000%), 9/7/21[1,3]	1,597,789

Containers: 0.2%
		Crown Holdings Inc
EUR	1,190,199	2.375% (1 Month EurIBOR
		+ 2.375%), 4/3/25[1,3]	1,362,608

Food/Beverage/Tobacco: 0.8%
		L1R HB Finance Limited
GBP	4,016,603	6.160% (3 Month LIBOR
		+ 5.250%), 8/30/24[1,3]	4,821,551

Gaming: 0.3%
		Jackpotjoy
GBP	1,250,000	5.981% (1 Month LIBOR
		+ 5.250%), 12/6/24[1,3]	1,579,309

Healthcare: 0.7%
		Avantor Inc
EUR	1,000,000	3.750% (3 Month EurIBOR
		+ 3.750%), 11/21/24[1,3]	1,122,835
		HRA
EUR	1,500,000	3.500% (3 Month EurIBOR
		+ 3.500%), 9/19/24[1,3]	1,675,661

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†			Value
BANK LOANS: 4.8% (Continued)

Healthcare: 0.7% (Continued)
		Rodenstock GmbH
EUR	1,117,760	5.250% (1 Month EurIBOR
		+ 5.250%), 6/30/21[1,3]	$1,248,658
			4,047,154
Leisure: 0.6%
		Park Resorts
GBP	971,265	4.980% (1 Month PIBOR
		+ 4.250%), 3/3/24[1,3]	1,132,746
		Silk Bidco AS
EUR	1,887,786	3.750% (6 Month EurIBOR
		+ 3.750%), 2/24/25[1,3]	2,144,451
			3,277,197
Services: 0.6%
		Altran Technologies SA
EUR	1,053,069	2.750% (3 Month EurIBOR
		+ 2.750%), 3/20/25[1,3]	1,192,837
		Assystem Technologies Services
EUR	1,000,000	4.250% (3 Month EurIBOR
		+ 4.250%), 9/7/24[1,3]	1,144,176
		Global University Systems BV
EUR	1,000,000	4.250% (6 Month EurIBOR
		+ 4.250%), 12/22/24[1,3]	1,134,293
			3,471,306
Technology: 0.7%
		Itiviti Group AB
EUR	1,000,000	4.500% (3 Month EurIBOR
		+ 4.500%), 3/13/25[1,3]	1,139,547
		KMD
EUR	2,871,829	4.500% (3 Month EurIBOR
		+ 4.500%), 10/3/20[1,3]	3,175,237
			4,314,784
Transportation Excluding Air/Rail: 0.2%
		Swissport International AG
EUR	1,000,000	4.375% (3 Month EurIBOR
		+ 4.375%), 2/8/22[1,3]	1,148,816

TOTAL BANK LOANS
(Cost $29,376,099)			27,741,015

TOTAL INVESTMENTS IN SECURITIES: 100.1%
(Cost $598,459,562)			572,508,576
Liabilities in Excess of Other Assets: (0.1)%			(630,715)
TOTAL NET ASSETS: 100.0%			$571,877,861

†  In USD unless otherwise indicated.
EUR – Euro
EurlBOR – Euro Interbank Offered Rate
GBP – Great Britain Pound
LIBOR – London Interbank Offered Rate
PIBOR – Paris Interbank Offered Rate
PIK – Payment-in-Kind – represents the security may pay interest in additional par.
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on December 31, 2018. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2018 the value of these securities amounted to $57,541,794 or 10.1% of net assets.

[3]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the LIBOR or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[4]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on December 31, 2018. An index may have a negative rate. Interest rate may also be subject to a cap or floor.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2018

The Low Duration Fund had the following forward foreign currency exchange contracts outstanding with the Bank of New York.

		U.S. Dollar Value at		U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered	Settlement Date	Currency to be Received	December 31, 2018	(Depreciation)
1/23/19	EUR 194,000,000	$224,408,370	$224,408,370	$222,725,987	$1,682,383
1/23/19	GBP 42,800,000	56,165,584	$ 56,165,584	54,618,537	1,547,047
1/23/19	$50,234,504	50,234,504	EUR 44,000,000	50,515,172	280,668
1/23/19	$12,104,301	12,104,301	GBP 9,500,000	12,123,273	18,972
3/19/19	EUR 157,000,000	179,212,517	$179,212,517	181,076,471	(1,863,954)
3/19/19	$32,221,553	32,221,533	EUR 28,100,000	32,409,228	187,695
		$554,346,809		$553,468,668	$1,852,811

The accompanying notes are an integral part of these financial statements.

Floating Rate Fund

SCHEDULE OF INVESTMENTS at December 31, 2018

Principal
Amount†			Value
BANK LOANS: 96.4%

Automotive & Auto Parts: 0.6%
		Garrett LX III SARL
	74,813	5.330% (3 Month LIBOR
		+ 2.500%), 9/25/25[1,2]	$70,885

Broadcasting: 5.1%
		Gray Television Inc
	75,000	5.322%, 11/2/25[1,2,3,4]	72,683
		Tribune Media Company
	500,000	5.522% (1 Month LIBOR
		+ 3.000%), 1/29/24[1,2]	492,125
			564,808
Cable/Satellite TV: 14.3%
		Cogeco Communications (USA) II LP
	497,500	4.897% (1 Month LIBOR
		+ 2.375%), 1/3/25[1,2]	473,040
		Ziggo Secured Finance BV
EUR	1,000,000	3.000% (6 Month EurlBOR
		+ 3.000%), 4/15/25[1,2]	1,125,987
			1,599,027
Chemicals: 4.1%
		Natgasoline LLC
	25,000	6.250% (3 Month LIBOR
		+ 3.500%), 10/31/25[1,2]	24,562
		PQ Corporation
	459,082	5.027% (3 Month LIBOR
		+ 2.500%), 2/8/25[1,2]	436,358
			460,920
Environmental: 4.2%
		GFL Environmental Inc
	55,249	5.486%, 5/31/25[1,2,3,4]	51,685
	443,640	5.522% (1 Month LIBOR
		+ 3.000%), 5/30/25[1,2]	415,025
			466,710
Food/Beverage/Tobacco: 2.1%
		Chobani LLC
	248,732	6.022% (1 Month LIBOR
		+ 3.500%), 10/9/23[1,2]	232,565

Gaming: 11.5%
		Boyd Gaming Corporation
	500,000	4.666% (7 Day LIBOR
		+ 2.250%), 9/15/23[1,2]	483,020
		Penn National Gaming Inc
	325,000	4.705% (1 Month LIBOR
		+ 2.250%), 10/15/25[1,2]	314,336
		Stars Group Holdings BV
	498,750	6.303%, 7/10/25[1,2,3,4]	483,476
			1,280,832
Healthcare: 11.3%
		Amneal Pharmaceuticals LLC
	497,499	6.063% (1 Month LIBOR
		+ 3.500%), 5/5/25[1,2]	473,037
		Bausch Health Companies Inc
	148,125	5.129% (1 Month LIBOR
		+ 2.750%), 11/27/25[1,2]	140,974
		Mallinckrodt International Finance SA
	489,742	5.553% (3 Month LIBOR
		+ 2.750%), 9/24/24[1,2]	452,277
		RegionalCare Hospital
		Partners Holdings Inc
	200,000	7.129% (3 Month LIBOR
		+ 4.500%), 11/14/25[1,2]	190,313
			1,256,601
Leisure: 0.5%
		GBT Group Services BV
	49,875	5.115% (3 Month LIBOR
		+ 2.500%), 8/13/25[1,2]	49,626

Metals/Mining: 4.3%
		AMG Advanced
		Metallurgical Group NV
	497,487	5.495% (2 Month LIBOR
		+ 3.000%), 2/3/25[1,2]	483,185

Services: 14.9%
		Frontdoor Inc
	498,750	5.063% (1 Month LIBOR
		+ 2.500%), 8/1825[1,2]	481,294
		Nets
EUR	1,034,511	3.000% (3 Month EurlBOR
		+ 3.000%), 2/6/25[1,2]	1,173,717
			1,655,011
Technology: 13.1%
		Revspring Inc
	300,000	7.053% (3 Month LIBOR
		+ 4.250%), 10/10/25[1,2]	299,250
		SuperMoose Borrower LLC
	300,000	6.272% (1 Month LIBOR
		+ 3.750%), 8/2/25[1,2]	294,563
		Triton Solar US Acquisition Co
	173,906	8.509% (3 Month LIBOR
		+ 6.000%), 10/31/24[1,2]	162,602
		VeriFone Systems Inc
	250,000	6.645% (3 Month LIBOR
		+ 4.000%), 8/20/25[1,2]	242,500
		Web.Com Group Inc
	325,000	6.170% (3 Month LIBOR
		+ 3.750%), 10/10/25[1,2]	313,625
		WeddingWire Inc
	150,000	7.322%, 12/21/25[1,2,3,4]	147,750
			1,460,290

The accompanying notes are an integral part of these financial statements.

Floating Rate Fund

SCHEDULE OF INVESTMENTS at December 31, 2018 (Continued)

Principal
Amount†		Value
BANK LOANS: 96.4% (Continued)

Telecommunications: 4.2%
	Telesat Canada
497,494	2.835% (3 Month LIBOR
	+ 2.500%), 11/17/23[1,2]	$472,868

Utilities: 6.2%
	Calpine Corporation
497,423	5.310% (3 Month LIBOR
	+ 2.500%), 1/15/24[1,2]	473,912
	Edgewater Generation LLC
225,000	6.272% (1 Month LIBOR +
	3.750%), 12/12/25[1,2]	220,781
		694,693
TOTAL BANK LOANS
(Cost $11,142,458)		10,748,021

TOTAL INVESTMENTS IN SECURITIES: 96.4%
(Cost $11,142,458)		10,748,021
Other Assets in Excess of Liabilities: 3.6%		398,802
TOTAL NET ASSETS: 100.0%		$11,146,823

†  In USD unless otherwise indicated.
EUR – Euro
EurlBOR – Euro Interbank Offered Rate
LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2018. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[3]	All or a portion of the loan may be unfunded.
[4]	Denotes investments purchased on a when-issued or delayed delivery basis.

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2018

The Floating Rate Fund had the following forward foreign currency exchange contracts outstanding with the Bank of New York.

		U.S. Dollar Value at		U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered	Settlement Date	Currency to be Received	December 31, 2018	(Depreciation)
3/18/19	EUR 2,100,000	$2,408,574	$2,408,574	$2,421,825	$(13,251)
		$2,408,574		$2,421,825	$(13,251)

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2018

	Credit		Low
	Opportunities	U.S. High	Duration	Floating
	Fund	Yield Fund	Fund	Rate Fund[1]
ASSETS
Investments in unaffiliated securities, at value (Cost $370,534,921,
$31,204,097, $591,459,562 and $11,142,458) (Note 2)	$369,485,710	$29,531,969	$565,760,576	$10,748,021
Investments in securities of affiliated issuers, at value (Cost $4,000,000
$—, $7,000,000 and $—)	3,856,000	—	6,748,000	—
Deposits at broker	2,983,741	—	—	—
Cash	27,218,351	358,675	4,253,456	1,247,308
Foreign currency, at value
(Cost $3,459,367, $—, $2,883,715 and $108,394)	3,493,107	—	2,894,920	109,234
Receivables:
Fund shares sold	116,358	—	1,220,409	—
Investment securities sold	1,875,640	—	17,427,585	500,625
Interest receivable	3,589,400	472,425	7,240,522	76,029
Distribution receivable from affiliate	86,324	—	151,066	—
Unrealized appreciation on forward foreign currency exchange contracts	37,400	—	3,716,765	—
Unrealized appreciation on swap contracts	129,361	—	—	—
Due from advisor, net	—	13,203	—	17,029
Prepaid expenses	31,552	12,134	21,365	14,562
Total assets	412,902,944	30,388,406	609,434,664	12,712,808

LIABILITIES
Payables:
Investment securities purchased	15,961,113	44,620	—	1,270,289
Fund shares purchased	747,395	—	35,284,057	—
Distribution to shareholders	—	116,360	27,719	237,390
Unrealized depreciation on forward foreign
currency exchange contracts	169,954	—	1,863,954	13,251
Upfront premium received	1,227,737	—	—	—
Investment advisory fees, net	170,966	—	201,620	—
Fund accounting fees	32,779	15,072	44,228	3,719
Administration fees	41,817	5,219	54,007	4,192
Transfer agent fees	9,173	5,305	15,850	2,110
Audit fees	25,100	23,600	23,600	23,600
Chief Compliance Officer fees	1,500	1,500	1,500	1,500
Custody fees	12,038	1,016	15,907	2,129
Distribution fees – Class A	195	—	—	—
Trustee fees	4,998	3,198	9,589	3,142
Shareholder service fees – Institutional Class	9,703	586	—	—
Shareholder service fees – Class A	224	—	—	—
Other accrued expenses	22,607	5,982	14,772	4,663
Total liabilities	18,437,299	222,458	37,556,803	1,565,985
NET ASSETS	$394,465,645	$30,165,948	$571,877,861	$11,146,823

[1]	Floating Rate Fund commenced operations on June 29, 2018.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2018 (Continued)

	Credit		Low
	Opportunities	U.S. High	Duration	Floating
	Fund	Yield Fund	Fund	Rate Fund[1]
COMPONENTS OF NET ASSETS
Paid-in capital	$396,464,208	$32,181,414	$606,254,606	$11,552,395
Total distributable earnings	(1,998,563)	(2,015,466)	(34,376,745)	(405,572)
Net assets	$394,465,645	$30,165,948	$571,877,861	$11,146,823
Supra Institutional Class[2]:
Net assets	$240,107,934	$29,511,709	$571,877,861	$—
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized without par value)	22,890,942	3,240,938	60,012,478	—
Net asset value, offering and redemption price per share	$10.49	$9.11	$9.53	$—
Institutional Class[3]:
Net assets	$153,986,056	$654,239	$—	$11,146,823
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized without par value)	14,684,940	71,748	—	1,155,283
Net asset value, offering and redemption price per share	$10.49	$9.12	$—	$9.65
Class A4:
Net assets	$371,655	$—	$—	$—
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized without par value)	35,491	—	—	—
Net asset value, offering and redemption price per share	$10.47	$—	$—	$—
Maximum offering price per share ($10.47/95.75%)	$10.93	$—	$—	$—

[1]	Floating Rate Fund commenced operations on June 29, 2018.
[2]	This class is not offered for Floating Rate Fund as of December 31, 2018.
[3]	This class is not offered for Low Duration Fund as of December 31, 2018.
[4]	This class is not offered for U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

(This Page Intentionally Left Blank.)

Muzinich Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2018

	Credit		Low
	Opportunities	U.S. High	Duration	Floating
	Fund	Yield Fund	Fund	Rate Fund[1]
INVESTMENT INCOME
Interest (net of withholding tax $—, $—, $2,708 and $—)	$13,895,287	$1,449,780	$21,245,317	$197,083
Dividends from affiliated investments	52,088	—	91,153	—
Dividends from unaffiliated investments	—	93,293	—	—
Consent income	21,386	3,424	9,346	—
Other income	1,121	1,173	973	—
Total investment income	13,969,882	1,547,670	21,346,789	197,083

EXPENSES
Investment advisory fees	2,461,898	146,599	3,266,270	27,227
Administration fees	244,789	64,353	321,564	12,532
Fund accounting fees	206,212	94,023	269,711	11,128
Custody fees	111,774	5,746	273,363	6,788
Registration fees	64,543	34,230	37,826	13,736
Shareholder service fees – Institutional Class	63,714	1,118	—	—
Shareholder service fees – Class A	170	—	—	—
Transfer agent fees	56,340	28,568	168,077	6,331
Miscellaneous expense	39,441	7,519	30,412	6,470
Audit fees	26,600	23,600	23,600	23,600
Trustee fees	17,732	12,095	26,409	5,787
Reports to shareholders	16,191	138	40,569	1,116
Chief Compliance Officer fees	9,000	9,000	9,000	4,500
Legal fees	7,141	4,641	5,858	9,356
Insurance expense	3,396	2,629	4,128	—
Interest expense	2,390	1,065	16,709	—
Distribution fees – Class A	713	—	—	—
Total expenses	3,332,044	435,324	4,493,496	128,571
Less: affiliated advisory fees waived	(9,403)	—	(16,456)	—
Less: advisory fees waived and expenses absorbed	(805,550)	(279,608)	(864,248)	(93,217)
Net expenses	2,517,091	155,716	3,612,792	35,354
Net investment income	11,452,791	1,391,954	17,733,997	161,729

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Unaffiliated investments	(11,988,453)	(339,748)	(3,075,926)	(2,349)
Distributions from affiliated investment company	34,236	—	59,913	—
Forward foreign currency exchange contracts	12,784,264	—	30,444,104	98,667
Foreign currency and foreign currency translation	(4,325,780)	48	(1,931,426)	(7,758)
Futures contracts	(34,737)	—	—	—
Swap contracts	(550,726)	—	—	—
Net realized gain (loss)	(4,081,196)	(339,700)	25,496,665	88,560
Change in net unrealized appreciation/depreciation on:
Unaffiliated investments	(8,141,460)	(1,872,151)	(46,009,288)	(394,437)
Affiliated investments	(144,000)	—	(252,000)	—
Forward foreign currency exchange contracts	1,829,243	—	9,538,244	(13,251)
Foreign currency and foreign currency translation	(146,173)	—	(286,550)	886
Swap contracts	129,361	—	—	—
Change in net unrealized appreciation/depreciation	(6,473,029)	(1,872,151)	(37,009,594)	(406,802)
Net realized and unrealized gain	(10,554,225)	(2,211,851)	(11,512,929)	(318,242)
Net increase (decrease) in net assets resulting from operations	$898,566	$(819,897)	$6,221,068	$(156,513)

[1]	Floating Rate Fund commenced operations on June 29, 2018. Information presented is for the period from June 29, 2018, to December 31, 2018.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$11,452,791	$10,431,115
Net realized loss on unaffiliated investments, affiliated investments, forward foreign currency exchange
contracts, foreign currency, foreign currency translation, futures contracts and swap contracts	(4,081,196)	(1,025,320)
Change in unrealized appreciation/depreciation on unaffiliated investments, affiliated investments, forward foreign currency exchange contracts, foreign currency, foreign currency translation,
futures contracts and swap contracts	(6,473,029)	4,983,995
Net increase in net assets resulting from operations	898,566	14,389,790

DISTRIBUTIONS TO SHAREHOLDERS
From earnings
Supra Institutional Class	(4,379,683)	(5,535,661)[1]
Institutional Class	(3,573,419)	(3,993,947)[2]
Class A	(5,565)	(5,087)[3]
Return of capital
Supra Institutional Class	(381,525)	—
Institutional Class	(311,289)	—
Class A	(485)	—
Total distributions to shareholders	(8,651,966)	(9,534,695)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares – Supra Institutional Class[4]	35,879,687	28,248,563
Net increase (decrease) in net assets derived from net change in outstanding shares –
Institutional Class[4]	(24,317,951)	105,668,964
Net increase in net assets derived from net change in outstanding shares – Class A4	172,870	92,049
Total increase in net assets from capital share transactions	11,734,606	134,009,576
Total increase in net assets	3,981,206	138,864,671

NET ASSETS
Beginning of year	390,484,439	251,619,768
End of year	$394,465,645	$390,484,439

[1]	As disclosed at December 31, 2017, includes net investment income distributions of $4,993,074 and net realized gain distributions of $542,587.
[2]	As disclosed at December 31, 2017, includes net investment income distributions of $3,521,671 and net realized gain distributions of $472,276.
[3]	As disclosed at December 31, 2017, includes net investment income distributions of $4,559 and net realized gain distributions of $528.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

[4]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	5,980,103	$62,944,588	4,176,131	$44,606,397
Shares issued in reinvestment of distributions	180,443	1,887,225	472,754	5,024,811
Shares redeemed[5]	(2,763,690)	(28,952,126)	(2,006,805)	(21,382,645)
Net increase	3,396,856	$35,879,687	2,642,080	$28,248,563

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class:	Shares	Value	Shares	Value
Shares sold	5,048,983	$53,149,244	12,311,829	$131,393,914
Shares issued in reinvestment of distributions	272,320	2,848,560	311,324	3,311,876
Shares redeemed[6]	(7,661,559)	(80,315,755)	(2,711,452)	(29,036,826)
Net increase (decrease)	(2,340,256)	$(24,317,951)	9,911,701	$105,668,964

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Class A:	Shares	Value	Shares	Value
Shares sold	24,742	$260,000	12,991	$137,125
Shares issued in reinvestment of distributions	580	6,050	479	5,087
Shares redeemed	(8,875)	(93,180)	(4,653)	(50,163)
Net increase	16,447	$172,870	8,817	$92,049

[5]	Net redemption fees of $3,005 and $3,189, respectively.
[6]	Net redemption fees of $11,619 and $1,838, respectively.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,391,954	$2,952,610
Net realized gain (loss) on investments	(339,700)	1,572,510
Change in unrealized appreciation/depreciation on investments	(1,872,151)	(113,725)
Net increase (decrease) in net assets resulting from operations	(819,897)	4,411,395

DISTRIBUTIONS TO SHAREHOLDERS
Supra Institutional Class	(1,315,557)	(4,172,495)[1]
Institutional Class	(81,896)	(264,827)[2,3]
Total distributions to shareholders	(1,397,453)	(4,437,322)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares – Supra Institutional Class[4]	12,158,006	(63,667,034)
Net increase (decrease) in net assets derived from
net change in outstanding shares – Institutional Class[4]	(1,805,088)	2,742,927 [3]
Total increase (decrease) in net assets from capital share transactions	10,352,918	(60,924,107)
Total increase (decrease) in net assets	8,135,568	(60,950,034)

NET ASSETS
Beginning of year	22,030,380	82,980,414
End of year	$30,165,948	$22,030,380

[1]	As disclosed at December 31, 2017, includes net investment income distributions of $2,855,053 and net realized gain distributions of $1,317,442.
[2]	As disclosed at December 31, 2017, includes net investment income distributions of $101,168 and net realized gain distributions of $163,659.
[3]	Institutional Class commenced operations on March 27, 2017. Information presented for the Institutional Class is for the period from March 27, 2017, to December 31, 2017.
[4]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	1,301,292	$12,501,393	1,804,466	$19,150,000
Shares issued in reinvestment of distributions	38,388	365,366	228,887	2,416,942
Shares redeemed	(73,675)	(708,753)	(8,001,254)	(85,233,976)
Net increase (decrease)	1,266,005	$12,158,006	(5,967,901)	$(63,667,034)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017[5]
Institutional Class:	Shares	Value	Shares	Value
Shares sold	11,067	$107,300	235,011	$2,478,100
Shares issued in reinvestment of distributions	8,018	77,163	—	—
Shares redeemed	(208,548)	(1,989,551)	26,200	264,827
Net increase (decrease)	(189,463)	$(1,805,088)	261,211	$2,742,927

[5]	Institutional Class commenced operations on March 27, 2017. Information presented for the Institutional Class is for the period from March 27, 2017 to December 31, 2017.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$17,733,997	$10,187,625
Net realized gain (loss) on unaffiliated investments, affiliated investments, forward foreign currency
exchange contracts, foreign currency, and foreign currency translation	25,496,665	(6,933,267)
Change in unrealized appreciation/depreciation on unaffiliated investments, affiliated investments,
forward foreign currency exchange contracts, foreign currency, and foreign currency translation	(37,009,594)	12,285,783
Net increase in net assets resulting from operations	6,221,068	15,540,141

DISTRIBUTIONS TO SHAREHOLDERS
Supra Institutional Class	(51,831,459)	(5,161,185)[1]

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares –
Supra Institutional Class[2]	(88,353,817)	431,682,660
Total increase (decrease) in net assets	(133,964,208)	442,061,616

NET ASSETS
Beginning of year	705,842,069	263,780,453
End of year	$571,877,861	$705,842,069

[1]	As disclosed at December 31, 2017, includes net investment income distributions of $5,115,148 and net realized gain distributions of $46,037.
[2]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	28,801,631	$294,794,728	49,176,804	$499,641,279
Shares issued in reinvestment of distributions	5,124,058	49,775,549	18,305	183,163
Shares redeemed[3]	(42,668,705)	(432,924,094)	(6,707,630)	(68,141,782)
Net increase (decrease)	(8,743,016)	$(88,353,817)	42,487,479	$431,682,660

[3]	Net redemption fees of $— and $686, respectively.

The accompanying notes are an integral part of these financial statements.

Floating Rate Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31, 2018[1]
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$161,729
Net realized gain on investments, forward foreign currency
exchange contracts, foreign currency, and foreign currency translation	88,560
Change in unrealized appreciation/depreciation on investments, forward foreign
currency exchange contracts, foreign currency, and foreign currency translation	(406,802)
Net decrease in net assets resulting from operations	(156,513)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(249,059)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares – Institutional Class[2]	11,552,395
Total increase in net assets	11,146,823

NET ASSETS
Beginning of period	—
End of period	$11,146,823

[1]	Floating Rate Fund commenced operations on June 29, 2018. Information presented is for the period from June 29, 2018 to December 31, 2018.
[2]	Summary of capital share transactions is as follows:

	Period Ended
	December 31, 2018[3]
Institutional Class:	Shares	Value
Shares sold	1,154,072	$11,540,726
Shares issued in reinvestment of distributions	1,211	11,669
Net increase	1,155,283	$11,552,395

[3]	Floating Rate Fund commenced operations on June 29, 2018. Information presented is for the period from June 29, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Supra Institutional Class	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.69	$10.50	$10.27	$10.38	$10.37

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.29	0.34	0.32	0.29	0.26
Net realized and unrealized gain (loss) on investments	(0.27)	0.15	0.33	(0.14)	0.08
Total from investment operations	0.02	0.49	0.65	0.15	0.34
Redemption fees proceeds	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.27)	(0.31)	(0.26)	(0.31)
From return of capital	(0.02)	—	—	—	—
From net realized gain	(0.12)	(0.03)	(0.11)	—	(0.02)
Total distributions	(0.22)	(0.30)	(0.42)	(0.26)	(0.33)
Net asset value, end of year	$10.49	$10.69	$10.50	$10.27	$10.38
Total return	0.22%	4.70%	6.34%	1.48%	3.17%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$240.1	$208.4	$176.9	$148.5	$99.3
Portfolio turnover rate	244%	135%	260%	473%	598%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.80%	0.83%	0.84%	0.90%	1.35%
After fees waived and expenses absorbed	0.60%	0.60%	0.60%	0.60%	0.60%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.61%	3.00%	2.77%	2.47%	1.75%
After fees waived and expenses absorbed	2.81%	3.23%	3.01%	2.77%	2.50%

[1]	Calculated based on the average number of shares outstanding.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					Period Ended
	Year Ended December 31,				December 31,
Institutional Class	2018	2017	2016	2015	2014[1]
Net asset value, beginning of year/period	$10.69	$10.49	$10.27	$10.38	$10.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.29	0.34	0.33	0.27	0.04
Net realized and unrealized gain (loss) on investments	(0.27)	0.15	0.31	(0.12)	(0.03)
Total from investment operations	0.02	0.49	0.64	0.15	0.01
Redemption fees proceeds	0.00 [3]	0.00 [3]	—	—	0.00 [3]

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.26)	(0.31)	(0.26)	(0.06)
From return of capital	(0.02)	—	—	—	—
From net realized gain	(0.12)	(0.03)	(0.11)	—	(0.02)
Total distributions	(0.22)	(0.29)	(0.42)	(0.26)	(0.08)
Net asset value, end of year/period	10.49	$10.69	$10.49	$10.27	$10.38
Total return	0.20%	4.73%	6.20%	1.41%	0.12%[4]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$154.0	$181.9	$74.6	$7.7	$0.6
Portfolio turnover rate	244%	135%	260%	473%	598%[6]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.83%	0.91%	0.90%	0.97%	1.15%[5]
After fees waived and expenses absorbed	0.63%	0.67%	0.64%	0.67%	0.70%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.57%	2.92%	2.81%	2.33%	1.27%[5]
After fees waived and expenses absorbed	2.77%	3.16%	3.08%	2.63%	1.72%[5]

[1]	Commenced operations on October 15, 2014. Information presented is for the period from October 15, 2014 to December 31, 2014.
[2]	Calculated based on the average number of shares outstanding.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover calculated at the Fund level.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

			Period Ended
	Year Ended December 31,		December 31,
Class A	2018	2017	2016[1]
Net asset value, beginning of year/period	$10.68	$10.49	$10.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.26	0.31	0.10
Net realized and unrealized gain (loss) on investments	(0.27)	0.14	(0.15)
Total from investment operations	(0.01)	0.45	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.23)	(0.18)
From return of capital	(0.02)	—	—
From net realized gain	(0.12)	(0.03)	(0.11)
Total distributions	(0.20)	(0.26)	(0.29)
Net asset value, end of year/period	$10.47	$10.68	$10.49
Total return[5]	(0.07)%	4.35%	(0.52)%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (thousands)	$371.7	$203.5	$107.3
Portfolio turnover rate	244%	135%	260%[6]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.10%	1.15%	1.29%[4]
After fees waived and expenses absorbed	0.91%	0.92%	0.95%[4]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.26%	2.67%	2.39%[4]
After fees waived and expenses absorbed	2.45%	2.90%	2.75%[4]

[1]	Commenced operations on August 31, 2016. Information presented is for the period from August 31, 2016 to December 31, 2016.
[2]	Calculated based on the average number of shares outstanding.
[3]	Not annualized.
[4]	Annualized.
[5]	The returns shown do not include effective sales charges. If the charges were included, total return would be reduced.
[6]	Portfolio turnover calculated at the Fund level.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

			Period Ended
	Year Ended December 31,		December 31,
Supra Institutional Class	2018	2017	2016[1]
Net asset value, beginning of year/period	$9.85	$10.45	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.50	0.51	0.41
Net realized and unrealized gain (loss) on investments	(0.74)	0.14	0.35
Total from investment operations	(0.24)	0.65	0.76

LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.58)	(0.30)
From net realized gain	—	(0.67)	(0.01)
Total distributions	(0.50)	(1.25)	(0.31)
Net asset value, end of year/period	$9.11	$9.85	$10.45
Total return	(2.59)%	6.30%	7.74%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$29.5	$19.5	$83.0
Portfolio turnover rate	71%	120%	140%[3]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.63%	1.03%	1.83%[4]
After fees waived and expenses absorbed	0.58%	0.58%	0.58%[4]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.18%	4.39%	4.01%[4]
After fees waived and expenses absorbed	5.23%	4.84%	5.25%[4]

[1]	Commenced operations on March 31, 2016. Information presented is for the period from March 31, 2016 to December 31, 2016.
[2]	Calculated based on the average number of shares outstanding.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Period Ended
	December 31,	December 31,
Institutional Class	2018	2017[1]
Net asset value, beginning of year/period	$9.86	$10.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.49	0.39
Net realized and unrealized gain (loss) on investments	(0.74)	0.17
Total from investment operations	(0.25)	0.56

LESS DISTRIBUTIONS:
From net investment income	(0.49)	(0.49)
From net realized gain	—	(0.67)
Total distributions	(0.49)	(1.16)
Net asset value, end of year/period	$9.12	$9.86
Total return	(2.67)%	5.47%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$0.7	$2.6
Portfolio turnover rate	71%	120%[3,5]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.68%	1.61%[4]
After fees waived and expenses absorbed	0.64%	0.68%[4]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.02%	3.87%[4]
After fees waived and expenses absorbed	5.06%	4.81%[4]

[1]	Commenced operations on March 27, 2017. Information presented is for the period from March 27, 2017 to December 31, 2017.
[2]	Calculated based on the average number of shares outstanding.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover calculated at the Fund level.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

			Period Ended
	Year Ended December 31,		December 31,
Supra Institutional Class	2018	2017	2016[1]
Net asset value, beginning of year/period	$10.27	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.25	0.24	0.09
Net realized and unrealized loss on investments	(0.17)	0.18	0.03
Total from investment operations	0.08	0.42	0.12
Redemption fees proceeds	—	(0.00)[3]	—

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.19)	(0.08)
From net realized gain	(0.53)	(0.00)[3]	—
Total distributions	(0.82)	(0.19)	(0.08)
Net asset value, end of year/period	9.53	$10.27	$10.04
Total return	0.79%	4.26%	1.19%[4]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$571.9	$705.8	$263.8
Portfolio turnover rate	72%	57%	7%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.62%	0.71%	0.96%[5]
After fees waived and expenses absorbed	0.50%	0.50%	0.50%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.32%	2.16%	1.40%[5]
After fees waived and expenses absorbed	2.44%	2.37%	1.86%[5]

[1]	Commenced operations on June 30, 2016. Information presented is for the period from June 30, 2016 to December 31, 2016.
[2]	Calculated based on the average number of shares outstanding.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Floating Rate Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended
December 31,
Institutional Class	2018[1]
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.15
Net realized and unrealized loss on investments	(0.28)
Total from investment operations	(0.13)

LESS DISTRIBUTIONS:
From net investment income	(0.13)
From net realized gain	(0.09)
Total distributions	(0.22)
Net asset value, end of period	$9.65
Total return	(1.45)%[3]

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$11.1
Portfolio turnover rate	22%[3]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.37%[4]
After fees waived and expenses absorbed	0.65%[4]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.26%[4]
After fees waived and expenses absorbed	2.98%[4]

[1]	Commenced operations on June 29, 2018. Information presented is for the period from June 29, 2018 to December 31, 2018.
[2]	Calculated based on the average number of shares outstanding.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018

NOTE 1 – ORGANIZATION

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”), Muzinich U.S. High Yield Corporate Bond Fund (“U.S. High Yield Fund”), Muzinich Low Duration Fund (“Low Duration Fund”) and Muzinich High Income Floating Rate Fund (“Floating Rate Fund”) (each a “Fund,” collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”  The Funds commenced operations on January 3, 2013, March 31, 2016, June 30, 2016 and June 29, 2018, respectively.

The Funds offer three classes of shares: Class A shares, Institutional shares, and Supra Institutional shares. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on its relative net assets. Currently, the Credit Opportunities Fund offers Supra Institutional, Institutional and Class A shares, the U.S. High Yield Fund offers Supra Institutional and Institutional Class shares, the Low Duration Fund offers Supra Institutional Class shares and the Floating Rate Fund offers Institutional Class shares.

The investment objective of the Credit Opportunities Fund is primarily to provide a high level of income and capital appreciation. The investment objective of the U.S. High Yield Fund is to provide a high level of income on a risk-adjusted basis over a full market cycle. The investment objective of the Low Duration Fund is to protect capital and generate positive returns under most market conditions. The investment objective of the Floating Rate Fund is to provide a high level of income with a focus on principal preservation and reduced exposure to changes in interest rates.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the- counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by an independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Forward foreign currency exchange contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statements of Assets and Liabilities.

Swap agreements, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. The independent pricing service includes observable market data inputs in an evaluated valuation methodology.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available;  representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of December 31, 2018. See the Schedules of Investments for the industry breakouts.

Credit Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$212,873,338	$—	$212,873,338
U.S. Government Notes/Bonds	—	134,555,144	—	134,555,144
Affiliated Mutual Fund	3,856,000	—	—	3,856,000
Bank Loans	—	103,373	—	103,373
Short-Term Investments	—	21,953,855	—	21,953,855
Total Assets	$3,856,000	$369,485,710	$—	$373,341,710
Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$(132,554)	$—	$(132,554)
Credit Default – Swap Contracts	—	129,361	—	129,361

[1]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency exchange contracts are presented at the net unrealized appreciation/(depreciation) on the investment.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

U.S. High Yield Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$26,186,615	$—	$26,186,615
Exchange Traded Funds	3,345,354	—	—	3,345,354
Total Assets	$3,345,354	$26,186,615	$—	$29,531,969

Low Duration Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$538,019,561	$—	$538,019,561
Affiliated Mutual Fund	6,748,000	—	—	6,748,000
Bank Loans	—	27,741,015	—	27,741,015
Total Assets	$6,748,000	$565,760,576	$—	$572,508,576
Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$1,852,811	$—	$1,852,811

[1]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency exchange contracts are presented at the net unrealized appreciation/(depreciation) on the investment.

The following is a reconciliation of the Low Duration Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Bank Loans
Balance as of December 31, 2017	$5,969,236
Acquisitions	29,693
Dispositions	(2,365,687)
Accrued discounts/premiums	—
Realized gain (loss)	(161,952)
Change in unrealized appreciation/depreciation	(296,053)
Transfer in and/or out of Level 3	(3,175,237)
Balance as of December 31, 2018	$—
Change in unrealized appreciation/depreciation for
Level 3 investments held at December 31, 2018	$—

Floating Rate Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Bank Loans	$—	$10,748,021	$—	$10,748,021
Total Assets	$—	$10,748,021	$—	$10,748,021
Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$(13,251)	$—	$(13,251)

[1]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency exchange contracts are presented at the net unrealized appreciation/(depreciation) on the investment.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use forward contracts and swap contracts (types of derivatives), how they are accounted for, and how they affect an entity’s results of operations and financial position. The Funds may use derivatives in various ways. The Funds may, but are not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

The Credit Opportunities Fund’s average notional value of forward foreign currency exchange contracts outstanding during the year ended December 31, 2018, was $134,521,172, swap contracts outstanding was $17,942,308 and futures contracts outstanding was $5,780,560. The Low Duration Fund’s average notional value for forward foreign currency exchange contracts outstanding during the year ended December 31, 2018, was $566,666,537.  The Floating Rate Fund’s average notional value for forward foreign currency exchange contracts outstanding during the year ended December 31, 2018, was $2,439,108.

The notional amount for forward foreign currency exchange contracts is calculated based on the currency being sold converted to U.S. dollars. The average notional amount for forward foreign currency exchange contracts is calculated by the dollar value of open contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year. The notional amount for swap contracts is the principal value. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The average notional amount for swap and futures contracts is based on the monthly notional amounts.

The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2018:

Credit Opportunities Fund
	Asset Derivatives as of December 31, 2018		Liability Derivatives as of December 31, 2018
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation		Unrealized Depreciation
Exchange Contracts	on Forward Foreign Currency		on Forward Foreign Currency
	Exchange Contracts	$37,400	Exchange Contracts	$169,954
Credit Default –	Unrealized Appreciation
Swap Contracts	on Swap Contracts	129,361
		$166,761		$169,954
Low Duration Fund
	Asset Derivatives as of December 31, 2018		Liability Derivatives as of December 31, 2018
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation		Unrealized Depreciation
Exchange Contracts	on Forward Foreign Currency		on Forward Foreign Currency
Exchange Contracts		$3,716,765	Exchange Contracts	$1,863,954
		$3,716,765		$1,863,954
Floating Rate Fund
	Asset Derivatives as of December 31, 2018		Liability Derivatives as of December 31, 2018
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation		Unrealized Depreciation
Exchange Contracts	on Forward Foreign Currency		on Forward Foreign Currency
	Exchange Contracts	$—	Exchange Contracts	$13,251
		$—		$13,251

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NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018:

Credit Opportunities Fund
	Location of Gain (Loss)	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Forward Foreign	Net realized and unrealized
Currency Exchange	gain (loss) on forward foreign
Contracts	currency exchange contracts	$12,784,264	$1,829,243

Interest Rate –	Net realized and unrealized
Futures Contracts	gain (loss) on futures contracts	(34,737)	—

Credit Default –	Net realized and unrealized
Swap Contracts	gain (loss) on swap contracts	(550,726)	129,361

Low Duration Fund
	Location of Gain (Loss)	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Forward Foreign	Net realized and unrealized
Currency Exchange	gain (loss) on forward foreign
Contracts	currency exchange contracts	$30,444,104	$9,538,244

Floating Rate Fund
	Location of Gain (Loss)	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Forward Foreign	Net realized and unrealized
Currency Exchange	gain (loss) on forward foreign
Contracts	currency exchange contracts	$98,667	$(13,251)

The U.S. High Yield Fund did not have derivatives activity during the year ended December 31, 2018.

B.
Swap Contracts. A swap, which may be a customized and privately negotiated agreement or a standardized and exchange- traded contract, obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as applicable, only the net amount of the two payments). Examples of such swaps may include, but are not limited to, currency swaps, interest rate swaps, total return swaps, and credit default swaps. Payments received by the Funds from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well-established and relatively liquid.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is

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NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange- imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Credit Opportunities Fund had futures contracts activity during the year ended December 31, 2018. Realized and unrealized gains and losses are included in the Statements of Operations. The U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund did not have futures contracts activity during the year ended December 31, 2018.

D.
Forward Foreign Currency Exchange Contracts. During the year ended December 31, 2018, the Credit Opportunities Fund, Low Duration Fund and Floating Rate Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward foreign currency exchange contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts and the forward rates at the reporting date is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations.  The U.S. High Yield Fund did not have forward foreign currency exchange contract activity during the year ended December 31, 2018.

E.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from interest receivable and other foreign currency denominated payables and receivables in “Change in net unrealized appreciation/depreciation on foreign currency translation” and “Net realized gain (loss) on foreign currency translation.” The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in “Change in net unrealized appreciation/depreciation on investments” and “Net realized gain (loss) on investments” as shown in the Statements of Operations.

F.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar  year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.

As of December 31, 2018, the Credit Opportunities Fund, U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund deferred, on a tax basis, post-October losses of $708,716, $—, $4,534,825 and $15,702, respectively.  As of December 31, 2018, the Low Duration deferred, on a tax basis, late year losses of $3,952,329.

As of December 31, 2018, the Credit Opportunities Fund, Low Duration Fund and Floating Rate Fund did not have any capital loss carryovers. The U.S. High Yield Fund had short-term capital loss carryovers of $272,170 and long-term capital loss carryovers of $56,591, with unlimited expiration.

As of December 31, 2018, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

G.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

H.
Distributions to Shareholders. Distributions to shareholders from net investment income for the Credit Opportunities Fund normally are declared and paid on a quarterly basis. Distributions to shareholders from net investment income for the U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund normally are declared and paid on a monthly basis. Distributions are recorded on the ex-dividend date. Distributions to shareholders from net realized gains for the Funds normally are declared and paid on an annual basis, if applicable.

I.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 1% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

K.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Valuation Committee as reflecting fair value. Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

M.
Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. A Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

N.
When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund if, as a result, more than 5% of the Fund’s total assets would be committed to such transactions.

O.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Funds’ derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in “Other income” on the Statements of Operations.

P.
Offsetting Agreements. The Funds may subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2018:

Credit Opportunities Fund

		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts[1]	$37,400	$—	$37,400	$(37,400)	$—	$—
Swap contracts –
credit default[2]	129,361	—	129,361	—	(129,361)	—
Liabilities
Forward foreign
currency exchange
contracts[1]	169,954	—	169,954	(37,400)	—	132,554

[1]	Bank of New York is counterparty.
[2]	Morgan Stanley is counterparty.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

Low Duration Fund

		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts[1]	$3,716,765	$—	$3,716,765	$(1,863,954)	$—	$1,852,811
Liabilities
Forward foreign
currency exchange
contracts[1]	1,863,954	—	1,863,954	(1,863,954)	—	—

Floating Rate Fund

		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts[1]	$—	$—	$—	$—	$—	$—
Liabilities
Forward foreign
currency exchange
contracts[1]	13,251	—	13,251	—	—	13,251

[1]	Bank of New York is counterparty.

Q.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  These differences are primarily due to the tax treatment of foreign currency, forward foreign currency exchange contracts and interest on swap contracts.  For the year ended December 31, 2018, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
Credit Opportunities Fund	$—	$—
U.S. High Yield Fund	10,291	(10,291)
Low Duration Fund	12,092	(12,092)
Floating Rate Fund	—	—

R.
Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820.  The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements.  The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

December 15, 2019, including interim periods therein.  Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  Management has chosen to early adopt the eliminated or modified disclosures for the year ended December 31, 2018.

S.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Muzinich & Co., Inc. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee. For the Credit Opportunities Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund. For the U.S. High Yield Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund. For the Low Duration Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.45% based upon the average daily net assets of the Fund. For the Floating Rate Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. The investment advisory fees incurred by the Funds for the year ended December 31, 2018, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, leverage interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) to limit total expenses for Class A Shares, Institutional Shares, and Supra Institutional Shares to 0.95%, 0.70% and 0.60%, respectively, of the Credit Opportunities Fund’s average daily net assets, 0.93%, 0.68% and 0.58%, respectively, of the U.S. High Yield Fund’s average daily net assets, 0.85%, 0.60% and 0.50%, respectively, of the Low Duration Fund’s average daily net assets and 0.90%, 0.65% and 0.55%, respectively, of the Floating Rate Fund’s average net assets. The Operating Expenses Limitation Agreements have an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Funds, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or Fund expenses absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Funds to the Advisor, if so requested by the Advisor, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Funds’ current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees’ review and approval. The amounts of fees waived and expenses absorbed by the Advisor during the year ended December 31, 2018, are disclosed in the Statements of Operations.  Any amount due from the Advisor is paid monthly to the Funds, if applicable.

As of December 31, 2018, the remaining cumulative amounts that may be recouped by the Advisor on behalf of the Funds are shown in the following tables. The Advisor may recapture a portion of the unreimbursed amounts no later than the dates as stated.

Expiration	Credit Opportunities Fund	U.S. High Yield Fund	Low Duration Fund	Floating Rate Fund
December 31, 2019	$498,503	$145,340	$178,907	N/A
December 31, 2020	770,603	282,569	887,946	N/A
December 31, 2021	805,550	279,608	864,248	$93,217
Total	$2,074,656	$707,517	$1,931,101	$93,217

If a Fund invested in other investment vehicles sponsored by the Advisor (“Affiliated Mutual Fund”) during the period, the Advisor waived its advisory fee to the Fund in an amount equal to the overall operating expenses of the advisory fees paid to the Advisor by the other Muzinich Funds Affiliated Mutual Fund in respect to Fund assets so invested.  Accordingly, the Advisor waived the following fees for the year ended December 31, 2018:

Fund	Amount Waived
Credit Opportunities Fund	$ 9,403
Low Duration Fund	16,456

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended December 31, 2018, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. serves as custodian to the Funds.  Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. No distribution fees are paid by Supra Institutional or Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Credit Opportunities Fund during the year ended December 31, 2018, are disclosed in the Statements of Operations. As of December 31, 2018, Class A shares are not offered for the U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund.

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust and established by the Funds with respect to the Class A shares and Institutional Class shares of the Funds, the Advisor is authorized to provide, or arrange for others to provide, personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). Under the Plan, the Advisor may enter into shareholder service agreements with securities broker-dealers and other securities professionals who provide Shareholder Servicing Activities for their clients invested in the Funds. The shareholder servicing fees incurred by the Funds for the year ended December 31, 2018, are disclosed in the Statements of Operations.  As of December 31, 2018, Institutional Class shares are not offered for the Low Duration Fund and Class A shares are not offered for the U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Credit Opportunities Fund	$871,124,783	$863,965,971
U.S. High Yield Fund	27,777,345	18,301,371
Low Duration Fund	489,990,372	546,624,729
Floating Rate Fund	13,432,146	2,287,056

For the year ended December 31, 2018, the cost of purchases and proceeds from the sales and maturities of long-term U.S. Government obligations included in the paragraph above, were as follows:

	Purchases	Sales/Maturities
Credit Opportunities Fund	$342,449,003	$216,178,271

There were no purchases or sales and maturities of long-term U.S. Government securities for the U.S. High Yield Fund, Low Duration Fund or Floating Rate Fund during the year ended December 31, 2018.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

NOTE 5 – TRANSACTIONS WITH AFFILIATES

The Muzinich Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor.  The following is a reconciliation of the Muzinich Funds’ transactions with affiliates during the year ended December 31, 2018:

Credit Opportunities Fund

	Share/Par							Change in
	Balance	Value as of			Value as of			Unrealized
	December 31,	December 31,			December 31,	Dividend and	Realized	Appreciation/
Security	2018	2017	Acquisitions	Dispositions	2018	Interest Income	Gain (Loss)[1]	Depreciation
Muzinich High Income
Floating Rate Fund	400,000	$ —	$4,000,000	$ —	$3,856,000	$52,088	$34,236	$(144,000)

[1]	Realized gain (loss) is due to short-term and long-term capital gains distributions from the Muzinich High Income Floating Rate Fund.

Low Duration Fund

	Share/Par							Change in
	Balance	Value as of			Value as of			Unrealized
	December 31,	December 31,			December 31,	Dividend and	Realized	Appreciation/
Security	2018	2017	Acquisitions	Dispositions	2018	Interest Income	Gain (Loss)[1]	Depreciation
Muzinich High Income
Floating Rate Fund	700,000	$ —	$7,000,000	$ —	$6,748,000	$91,153	$59,913	$(252,000)

[1]	Realized gain (loss) is due to short-term and long-term capital gains distributions from the Muzinich High Income Floating Rate Fund.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2018, and the year ended December 31, 2017, was as follows:

	Ordinary Income
	December 31, 2018	December 31, 2017
Credit Opportunities Fund	$3,319,813	$9,214,713
U.S. High Yield Fund	1,397,453	4,310,722
Low Duration Fund	31,251,772	5,158,784
Floating Rate Fund	189,971	N/A

	Long-Term Capital Gains[1]
	December 31, 2018	December 31, 2017
Credit Opportunities Fund	$4,638,854	$319,982
U.S. High Yield Fund	—	126,600
Low Duration Fund	20,579,687	2,401
Floating Rate Fund	59,089	N/A

[1] Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

	Return of Capital
	December 31, 2018	December 31, 2017
Credit Opportunities Fund	$693,299	$—
U.S. High Yield Fund	—	—
Low Duration Fund	—	—
Floating Rate Fund	—	N/A

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short- term capital gains as ordinary income for tax purposes.  The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2018 (Continued)

The cost basis of investments for federal income tax purposes at December 31, 2018, was as follows:

	Credit		Low
	Opportunities	U.S. High	Duration	Floating
	Fund	Yield Fund	Fund	Rate Fund
Cost of Investments	$374,657,151	$31,218,674	$600,338,266	$11,129,207
Gross tax unrealized appreciation	2,930,537	29,342	1,967,912	693
Gross tax unrealized depreciation	(4,249,171)	(1,716,047)	(27,944,791)	(395,130)
Net tax unrealized depreciation	(1,318,634)	(1,686,705)	(25,976,879)	(394,437)
Undistributed ordinary income	—	—	—	3,681
Undistributed long-term capital gain	—	—	—	—
Total distributable earnings	—	—	—	3,681
Other accumulated loss	(679,929)	(328,761)	(8,399,866)	(14,816)
Total accumulated earnings	$(1,998,563)	$(2,015,466)	$(34,376,745)	$(405,572)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of foreign currency contracts, capital loss carryovers, and wash sales.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Credit Opportunities Fund, U.S. High Yield Fund and Low Duration Fund credit facilities pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility details for the year ended December 31, 2018, are as follows:

Credit Opportunities Fund

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	4,679,000
Average daily loan outstanding when in use	1,294,929
Credit facility outstanding as of December 31, 2018	—
Average interest rate when in use	4.93%

U.S. High Yield Fund

Maximum available credit	$4,000,000
Largest amount outstanding on an individual day	1,760,000
Average daily loan outstanding when in use	1,020,333
Credit facility outstanding as of December 31, 2018	—
Average interest rate when in use	4.83%

Low Duration Fund

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	48,556,000
Average daily loan outstanding when in use	10,916,077
Credit facility outstanding as of December 31, 2018	—
Average interest rate when in use	5.50%

Interest expense for the year ended December 31, 2018, is disclosed in the Statements of Operations, if applicable.

NOTE 8 – SIGNIFICANT SHAREHOLDER HOLDINGS

As of December 31, 2018, shareholders affiliated with the Funds and/or Advisor owned shares of the Funds as follows:

		% of Total Shares Outstanding Owned
	Total Shares Outstanding	by Affiliated Shareholders
Muzinich High Income Floating Rate Fund	1,155,283	95%

Muzinich Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Muzinich Credit Opportunities Fund, Muzinich U.S. High Yield Corporate Bond Fund, Muzinich Low Duration Fund, and Muzinich High Income Floating Rate Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of December 31, 2018, and with respect to Muzinich Credit Opportunities Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and with respect to Muzinich U.S. High Yield Corporate Bond Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period March 31, 2016 (commencement of operations) to December 31, 2016, and with respect to Muzinich Low Duration Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 30, 2016 (commencement of operations) to December 31, 2016, and with respect to Muzinich High Income Floating Rate Fund, the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 29, 2018 (commencement of operations) to December 31, 2018, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2019

Muzinich Funds

EXPENSE EXAMPLES For the Six Months Ended December 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), service fees, and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 – December 31, 2018).

Actual Expenses

The first line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  The Funds charge a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Credit Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/2018 – 12/31/2018[1]
Supra Institutional Class Actual	$1,000.00	$1,011.90	$3.04
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.18	$3.06

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/2018 – 12/31/2018[1]
Institutional Class Actual	$1,000.00	$1,011.80	$3.25
Hypothetical (5% annual return before taxes)	$1,000.00	$1,021.98	$3.26

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/2018 – 12/31/2018[1]
Class A Actual	$1,000.00	$1,010.30	$4.51
Hypothetical (5% annual return before taxes)	$1,000.00	$1,020.72	$4.53

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional, Institutional, and Class A shares were 0.60%, 0.64% and 0.89% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Muzinich Funds

EXPENSE EXAMPLES For the Six Months Ended December 31, 2018 (Unaudited) (Continued)

U.S. High Yield Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/2018 – 12/31/2018[2]
Supra Institutional Class Actual	$1,000.00	$ 981.30	$2.90
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.28	$2.96

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/2018 – 12/31/2018[2]
Institutional Class Actual	$1,000.00	$ 980.80	$3.35
Hypothetical (5% annual return before taxes)	$1,000.00	$1,021.83	$3.41

Low Duration Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/2018 – 12/31/2018[3]
Supra Institutional Class Actual	$1,000.00	$1,005.40	$2.53
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.68	$2.55

Floating Rate Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/18	12/31/18	7/1/2018 – 12/31/2018[4]
Institutional Class Actual	$1,000.00	$ 985.50	$3.25
Hypothetical (5% annual return before taxes)	$1,000.00	$1,021.93	$3.31

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional and Institutional Class shares were 0.58% and 0.67% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

[3]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class shares was 0.50% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

[4]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Institutional Class shares was 0.64% (reflecting fee waivers in effect, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

MUZINICH CREDIT OPPORTUNITIES FUND
MUZINICH U.S. HIGH YIELD CORPORATE BOND FUND
MUZINICH LOW DURATION FUND
MUZINICH HIGH INCOME FLOATING RATE FUND

At a meeting held on August 21, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Muzinich and Co., Inc. (the “Advisor”) for the Muzinich Credit Opportunities Fund, the Muzinich U.S. High Yield Corporate Bond Fund, the Muzinich Low Duration Fund and the Muzinich High Income Floating Rate Fund (the “Funds”).  At this meeting and at a prior meeting held on May 30-31, 2018, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2018. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Muzinich Credit Opportunities Fund, the Board noted that the Fund underperformed its peer group median for the one-year and three-year periods and outperformed for the five-year period.  The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year and five-year periods.  The Board noted that the Fund underperformed the Advisor’s similarly managed account composite for the one-year, three-year and five-year periods ended March 31, 2018 and the reasons given by the Advisor for the differences.

For the Muzinich U.S. High Yield Corporate Bond Fund, the Board noted the Fund underperformed its peer group median for the one-year period.  The Board noted that the Fund underperformed its broad-based securities market benchmark for the one-year period.  The Board also noted that the Fund underperformed the Advisor’s similarly managed account composite for the one-year period ended March 31, 2018 and the reasons given by the Advisor for the differences. In considering the performance of the Fund, the Board noted that the Fund had less than three years of operations.

For the Muzinich Low Duration Fund, the Board noted the Fund outperformed its peer group median for the one-year period.  The Board noted that the Fund outperformed its broad-based securities market benchmark for the one-year period.  The Board also noted that the Fund underperformed the Advisor’s similarly managed account composite for the one-year period ended March 31, 2018 and the reasons given by the Advisor for the differences. In considering the performance of the Fund, the Board noted that the Fund had less than three years of operations.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Muzinich High Income Floating Rate Fund, which commenced operations on June 29, 2018, the Board noted the Fund’s short period of operations.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to each Fund were generally in line with the fees charged by the Advisor to its similarly managed separate account clients and UCITS funds and that where there are differences it is due to a number of factors.

For the Muzinich Credit Opportunities Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%, 0.70% and 0.60% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee was equal to the peer group median and slightly lower than its peer group average.  The Board also noted the net expense ratio (less Rule 12b-1 fees) was below its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Muzinich U.S. High Yield Corporate Bond Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.93%, 0.68% and 0.58% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Trustees also noted that the advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Muzinich Low Duration Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.85%, 0.60% and 0.50% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Trustees also noted that the advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable.

For the Muzinich High Income Floating Rate Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.90%, 0.65% and 0.55% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Trustees also noted that the advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including Rule 12b-1 distribution fees for Class A Shares (which are currently only offered for the Muzinich Credit Opportunities Fund) and particularly benefits to be received in exchange for shareholder servicing fees on Class A and Institutional Class shares paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS

The Board of Trustees of the Trust (the “Board”) is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex[2]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Independent Trustees of the Trust[1]

Kathleen T. Barr	Trustee	Indefinite Term	Former owner of a registered	4	Independent Trustee
(born 1955)		Since November	investment adviser, Productive		for the William
c/o U.S. Bank		2018.	Capital Management, Inc.;		Blair Funds (2013
Global Fund Services			formerly, Chief Administrative		to present) (21 series);
2020 E. Financial Way			Officer, Senior Vice President and		Independent Trustee
Suite 100			Senior Managing Director of		for the AmericaFirst
Glendora, CA 91741			Allegiant Asset Management		Quantitative Funds
			Company (merged with PNC		(2012 to 2016).
Capital Advisors, LLC in 2009);
formerly, Chief Administrative
Officer, Chief Compliance Officer
and Senior Vice President of PNC
Funds and PNC Advantage Funds
(f/k/a Allegiant Funds) (registered
investment companies).

Dorothy A. Berry	Chairman	Indefinite Term	Formerly, President, Talon Industries,	4	Director,
(born 1943)	and Trustee	Since May 1991.	Inc. (business consulting); formerly,		PNC Funds
c/o U.S. Bank			Executive Vice President and Chief		(23 series), PNC
Global Fund Services			Operating Officer, Integrated Asset		Advantage Funds
2020 E. Financial Way			Management (investment adviser		(1 series).
Suite 100			and manager) and formerly, President,
Glendora, CA 91741			Value Line, Inc. (investment advisory
and financial publishing firm).

Wallace L. Cook	Trustee	Indefinite Term	Investment Consultant; formerly,	4	Trustee, The Dana
(born 1939)		Since May 1991.	Chief Executive Officer, Rockefeller		Foundation.
c/o U.S. Bank			Trust Co., (prior thereto Senior Vice
Global Fund Services			President), and Managing Director,
2020 E. Financial Way			Rockefeller & Co. (Investment
Suite 100			Manager and Financial Advisor);
Glendora, CA 91741			formerly, Senior Vice President,
Norton Simon, Inc. (international
consumer products conglomerate.)

Eric W. Falkeis	Trustee	Indefinite Term;	Chief Executive Officer, Tidal ETF	4	Former Interested
(born 1973)		Since September	Services Co. (2018 to present);		Trustee, Direxion
c/o U.S. Bank		2011.	formerly, Chief Operating Officer,		Funds (22 series),
Global Fund Services			Direxion Funds (2013 to 2018);		Direxion Shares ETF
2020 E. Financial Way			formerly, Senior Vice President and		Trust (112 series) and
Suite 100			Chief Financial Officer (and other		Direxion Insurance
Glendora, CA 91741			positions), U.S. Bancorp Fund		Trust (2013 to 2018).
Services, LLC.

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex[2]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Carl A. Froebel	Trustee	Indefinite Term	Formerly, President and Founder,	4	None.
(born 1938)		Since May 1991.	National Investor Data Services, Inc.
c/o U.S. Bank			(investment related computer software).
Global Fund Services
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term	Consultant, since July 2001;	4	Independent Trustee,
(born 1950)		Since May 1991.	formerly, Executive Vice President,		AMG Funds
c/o U.S. Bank			Investment Company Administration,		(61 series); Advisory
Global Fund Services			LLC (mutual fund administrator).		Board Member,
2020 E. Financial Way					Sustainable Growth
Suite 100					Advisers, LP;
Glendora, CA 91741					Independent Director,
Chase Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite Term;	Senior Vice President, U.S. Bancorp	Not	Not
(born 1968)		Since March 2013.	Fund Services, LLC, since July 2007.	Applicable	Applicable
c/o U.S. Bank	Secretary	Indefinite Term;
Global Fund Services		Since February
2020 E. Financial Way		2008.
Suite 100
Glendora, CA 91741

Aaron J. Perkovich	Vice	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
(born 1973)	President	Since March	Services, LLC, since June 2006.	Applicable.	Applicable.
c/o U.S. Bank		2017.
Global Fund Services	Treasurer	Indefinite Term;
615 East Michigan St.		Since August
Milwaukee, WI 53202		2016.

Melissa Breitzman	Assistant	Indefinite Term;	Assistant Vice President, U.S.	Not	Not
(born 1983)	Treasurer	Since August	Bancorp Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bank		2016.	since June 2005.
Global Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite Term;	Assistant Vice President, U.S.	Not	Not
(born 1985)	Treasurer	Since August	Bancorp Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bank		2016.	since November 2007.
Global Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite Term;	Assistant Vice President, U.S.	Not	Not
(born 1978)	Treasurer	Since August	Bancorp Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bank		2017.	since October 2006.
Global Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex[2]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Donna Barrette	Chief	Indefinite Term:	Senior Vice President and	Not	Not
(born 1966)	Compliance	Since July 2011.	Compliance Officer, U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bank	Officer		Fund Services, LLC since
Global Fund Services	Anti-Money	Indefinite Term:	August 2004.
615 East Michigan St.	Laundering	Since July 2011.
Milwaukee, WI 53202	Officer
	Vice	Indefinite Term:
	President	Since July 2011.

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
[2]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Muzinich Funds

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended December 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Credit Opportunities Fund	0.00%
U.S. High Yield Fund	0.00%
Low Duration Fund	0.00%
Floating Rate Fund	0.00%

Dividends received deduction for the fiscal year ended December 31, 2018 was as follows:

Credit Opportunities Fund	0.00%
U.S. High Yield Fund	0.00%
Low Duration Fund	0.00%
Floating Rate Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows (unaudited).

Credit Opportunities Fund	10.70%
U.S. High Yield Fund	0.00%
Low Duration Fund	36.33%
Floating Rate Fund	20.89%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the Funds’ website at www.muzinichusfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 months ended June 30 is available upon request without charge by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Funds’ Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 (1-800-732-0330). The Funds’ Form N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 1-855-MUZINICH (1-855-689-4642).

Muzinich Funds

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-855-MUZINICH (1-855-689-4642) (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642).  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.muzinichusfunds.com.

Muzinich Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
MUZINICH & CO., INC
450 Park Avenue
New York, New York 10022

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant,
and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund	Class	Symbol	CUSIP
Muzinich Credit Opportunities Fund	Supra Institutional Class	MZCSX	74316J532
	Institutional Class	MZCIX	74316J540
	Class A	MZCRX	74316J557

Muzinich U.S. High Yield Corporate Bond Fund	Supra Institutional Class	MZHSX	74316J565
	Institutional Class	MZHIX	74316J573

Muzinich Low Duration Fund	Supra Institutional Class	MZLSX	74316P132

Muzinich High Income Floating Rate Fund	Institutional Class	MZFIX	74316J615

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Mses. Dorothy A. Berry, Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Muzinich Credit Opportunities Fund
	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$22,400	$22,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Muzinich U.S. High Yield Corporate Bond Fund
	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$20,900	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Muzinich Low Duration Fund
	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$20,900	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Muzinich High Income Floating Rate Fund
	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$19,400	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Muzinich Credit Opportunities Fund
Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Muzinich U.S. High Yield Corporate Bond Fund
Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Muzinich Low Duration Fund
Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Muzinich High Income Floating Rate Fund
Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 11, 2019

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    March 11, 2019

* Print the name and title of each signing officer under his or her signature.